UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

BlackRock Emerging Market Allocation Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2015

Date of reporting period: 10/31/2015

Item 1 – Report to Stockholders

OCTOBER 31, 2015

ANNUAL REPORT

BlackRock Emerging Market Allocation Portfolio  |  of BlackRock FundsSM

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2015	BlackRock Emerging Market Allocation Portfolio

Investment Objective

BlackRock Emerging Market Allocation Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31, 2015, the Fund underperformed its custom blended benchmark, MSCI Emerging Markets Index (60%) (“MSCI EM” or the “equity benchmark”)/JPMorgan Emerging Markets Bond Index Plus (40%) (“EMBI+” or the “fixed income benchmark”).

What factors influenced performance?

•

Stock selection within the Fund’s equity allocation was the largest detractor from performance, followed by industry and country factors. In particular, the Fund’s underweight positions in Korean industrial and information technology (“IT”) stocks, as well as its overweight positions in Polish utility stocks and Taiwanese IT and financial stocks, negatively impacted returns. Overweight positions in the materials, IT, and consumer staples sectors in Brazil also detracted. Within the Fund’s equity portfolio, the largest positive contribution came from underweight positions in the financials and materials sectors in Mexico, as well as in the industrial and consumer sectors in India.

•

The Fund’s fixed-income allocation, which is comprised of dollar-denominated emerging- and frontier-market bonds, developed-market corporate bonds with exposure to the emerging markets, and fixed-income instruments denominated in emerging-market currencies, made a positive contribution to returns. Exposure to the frontier markets, in particular, contributed positively.

Describe recent portfolio activity.

•	The Fund added exposure to emerging market local currency bonds in order to increase diversification.

•

As part of its investment strategy, the Fund uses derivatives, including total return swaps, to achieve exposure to specific markets or to manage market and/or equity risks. Through the use of total return swaps, the Fund was able to manage its desired exposures to the fixed income and equity markets.

•

The Fund’s cash exposure resulted from maintaining long and short positions via the use of derivatives. The Fund was fully invested throughout the period, and the cash exposure did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At period end, the Fund was overweight in both fixed income and equities, given the use of a small amount of leverage to compensate for the lower risk profile of the Fund versus the custom blended benchmark.

•

Within equities, the Fund’s largest overweight positions were in the energy and industrials sectors, while its largest underweight positions were in financials and IT. In geographical terms, it held the largest overweight positions in Turkish industrial stocks and in the materials sector in Thailand and Brazil. In the fixed income portfolio, the Fund remained biased toward high-quality issuers and significantly underweight in the lowest-rated benchmark constituents.

4	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.

[3]

A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2015
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(14.03)%	(10.97)%	N/A	(4.89)%	N/A
Investor A	(14.07)	(11.15)	(15.81)%	(5.11)	(7.17)%
Investor C	(14.46)	(11.82)	(12.70)	(5.81)	(5.81)
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)	(10.85)	(8.58)	N/A	(3.13)	N/A
MSCI Emerging Markets Index	(17.75)	(14.53)	N/A	(5.84)	N/A
JPMorgan Emerging Markets Bond Index Plus	0.10	0.46	N/A	0.70	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 16, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$859.70	$6.56	$1,000.00	$1,018.15	$7.12	1.40%
Investor A	$1,000.00	$859.30	$7.73	$1,000.00	$1,016.89	$8.39	1.65%
Investor C	$1,000.00	$855.40	$11.22	$1,000.00	$1,013.11	$12.18	2.40%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	5

Fund Summary (concluded)

Portfolio Information as of October 31, 2015

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	66%
Corporate Bonds	17
Investment Companies	9
Foreign Agency Obligations	8

	Percentage of Total investments[1]
Geographic Allocation	Long	Short	Total
China	10%	5%	15%
Taiwan	7	3	10
Mexico	6	4	10
South Korea	6	2	8
Brazil	6	2	8
United States	7	—	7
South Africa	4	2	6
Turkey	4	1	5
Hong Kong	3	2	5
Thailand	2	1	3
Russia	3	—	3
Poland	2	—	2
Philippines	2	—	2
Indonesia	2	—	2
Other[2]	11	3	14

Total	75%	25%	100%

[1]	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

[2]

Other includes a 1% or less investment in each of the following countries: Argentina, Australia, Austria, Belgium, Canada, Chile, Columbia, Cyprus, Czech Republic, Denmark, Egypt, Finland, France, Germany, Hungary, India, Israel, Italy, Japan, Kazakhstan, Malta, Netherlands, Norway, Peru, Singapore, Spain, Sweden, Switzerland, United Arab Emirates, United Kingdom, Uruguay and Venezuela.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, voluntarily waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges:

(a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on May 1, 2015 and held through October 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	7

Consolidated Schedule of Investments October 31, 2015	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
United States — 10.4%
3M Co., 3.88%, 6/15/44	$100	$97,872
Abbott Laboratories, 5.30%, 5/27/40	100	113,594
Amazon.com, Inc.:
4.80%, 12/05/34	100	105,092
4.95%, 12/05/44	75	78,177
American Express Co., 4.05%, 12/03/42	75	71,947
Apple, Inc.:
3.85%, 5/04/43	150	138,491
3.45%, 2/09/45	175	150,961
4.38%, 5/13/45	150	149,452
Bristol-Myers Squibb Co., 4.50%	100	106,669
Eli Lilly & Co., 3.70%, 3/01/45	100	93,972
General Electric Co.:
4.13%, 10/09/42	125	122,859
4.50%, 3/11/44	100	103,726
Goldman Sachs Group, Inc.,
6.13%, 2/15/33	200	240,354
4.80%, 7/08/44	150	151,544
HSBC Holdings PLC:
6.50%, 9/15/37	225	274,008
6.10%, 1/14/42	225	283,700
Intel Corp.:
4.80%, 10/01/41	75	78,017
4.25%, 12/15/42	100	97,220
International Business Machines Corp.:
5.60%, 11/30/39	75	85,041
4.00%, 6/20/42	75	67,686
Johnson & Johnson, 4.38%, 12/05/33	200	217,955
Merck & Co., Inc.:
6.50%, 12/01/33	100	132,079
3.70%, 2/10/45	150	137,347
Microsoft Corp.:
3.50%, 2/12/35	75	69,394
3.75%, 2/12/45	200	184,372
5.30%, 2/08/41	175	201,043
Oracle Corp.:
4.30%, 7/08/34	225	224,156
3.90%, 5/15/35	100	95,209
5.38%, 7/15/40	200	223,152
4.13%, 5/15/45	100	93,970
PepsiCo, Inc.:
4.00%, 3/05/42	100	96,496
4.25%, 10/22/44	100	100,180
Pfizer, Inc.:
7.20%, 3/15/39	100	137,960
4.40%, 5/15/44	125	125,354
QUALCOMM, Inc., 4.80%, 5/20/45	125	108,119
Procter & Gamble Co., 5.55%, 3/05/37	150	183,538
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	250	287,829
6.50%, 8/15/37	200	261,038
5.63%, 4/01/40	75	90,067

Corporate Bonds	Par (000)	Value
United States (continued)
Wal-Mart Stores, Inc.: (continued)
5.63%, 4/15/41	$200	$239,500
4.30%, 4/22/44	100	101,361
Total Corporate Bonds — 10.4%		5,920,501

Foreign Agency Obligations
Chile — 0.7%
Corp. Nacional del Cobre de Chile:
4.25%, 7/17/42	200	164,236
4.50%, 8/13/23	200	203,668

		367,904
China — 0.4%
State Grid Overseas Investment 2013 Ltd., 3.13%, 5/22/23	200	198,041
Hong Kong — 0.6%
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20	100	105,245
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 5/17/22	200	205,765

		311,010
Kazakhstan — 0.3%
KazMunayGas National Co. JSC, 4.88%, 5/07/25	200	176,000
Malaysia — 0.8%
Petroliam Nasional Bhd, 7.63%, 10/15/26	200	261,391
Petronas Capital Ltd., 5.25%, 8/12/19	200	218,163

		479,554
Mexico — 0.5%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 7/12/20	100	94,000
Petroleos Mexicanos:
5.50%, 1/21/21	100	106,750
6.50%, 6/02/41	50	47,990
5.63%, 1/23/46	25	21,557

		270,297
Netherlands — 0.3%
Kazakhstan Temir Zholy Finance BV, 6.38%, 10/06/20	200	195,400
Philippines — 0.3%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24	150	195,750
South Africa — 0.3%
Eskom Holdings SOC Ltd., 5.75%, 1/26/21	200	185,758

Portfolio Abbreviations

ADR	American Depository Receipts	JSC	Joint Stock Company	REIT	Real Estate Investment Trust
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate	THB	Thai Baht
GDR	Global Depositary Receipts	MSCI	Morgan Stanley Capital International	TWD	Taiwan Dollar
INR	Indian Rupee

See Notes to Consolidated Financial Statements.

8	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)	Value
United Kingdom — 0.8%
AstraZeneca PLC, 6.45%, 9/15/37	$200	$261,197
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	200	209,315

		470,512
Total Foreign Agency Obligations — 5.0%		2,850,226

Foreign Government Obligations
Argentine Republic Government International Bond:
8.75%, 6/02/17	25	27,313
8.28%, 12/31/33	168	185,349
2.50%, 12/31/38	155	98,193
Brazilian Government International Bond:
4.88%, 1/22/21	900	885,150
8.88%, 4/15/24	100	119,750
4.25%, 1/07/25	400	354,500
8.75%, 2/04/25	250	297,500
8.25%, 1/20/34	200	213,500
7.13%, 1/20/37	300	291,750
5.00%, 1/27/45	200	150,000
Chile Government International Bond, 2.25%, 10/30/22	250	241,875
Colombia Government International Bond:
4.38%, 7/12/21	800	824,000
4.00%, 2/26/24	200	196,300
8.13%, 5/21/24	150	185,475
7.38%, 9/18/37	200	232,000
6.13%, 1/18/41	100	102,750
5.63%, 2/26/44	200	193,500
Indonesia Government International Bond:
3.75%, 4/25/22	600	594,026
8.50%, 10/12/35	100	131,120
6.63%, 2/17/37	100	109,900
7.75%, 1/17/38	200	246,900
Lithuania Government International Bond:
5.13%, 9/14/17	200	214,674
7.38%, 2/11/20	500	600,425
6.13%, 3/09/21	550	643,830
6.63%, 2/01/22	200	243,000
Mexico Government International Bond:
5.63%, 1/15/17	200	210,800
5.95%, 3/19/19	150	168,675
5.13%, 1/15/20	200	220,800
3.63%, 3/15/22	400	409,600
4.00%, 10/02/23	400	412,800
3.60%, 1/30/25	200	199,000
8.30%, 8/15/31	200	296,000
6.75%, 9/27/34	100	123,000
6.05%, 1/11/40	250	282,500
4.75%, 3/08/44	330	313,500
5.55%, 1/21/45	250	265,000
5.75%, 10/12/49	276	269,790
Panama Government International Bond:
7.13%, 1/29/26	500	633,750
6.70%, 1/26/36	100	123,750
4.30%, 4/29/53	200	178,000

Foreign Government Obligations	Par (000)	Value
Peruvian Government International Bond:
7.13%, 3/30/19	$200	$231,300
8.75%, 11/21/33	100	146,000
6.55%, 3/14/37	430	519,225
5.63%, 11/18/50	250	270,000
Philippine Government International Bond:
8.38%, 6/17/19	150	184,748
4.00%, 1/15/21	100	109,039
4.20%, 1/21/24	300	333,184
5.50%, 3/30/26	400	481,850
9.50%, 2/02/30	100	161,168
7.75%, 1/14/31	100	144,402
6.38%, 10/23/34	400	537,079
5.00%, 1/13/37	400	477,000
Poland Government International Bond:
6.38%, 7/15/19	200	231,984
5.13%, 4/21/21	700	792,350
5.00%, 3/23/22	200	225,270
4.00%, 1/22/24	250	266,250
Romanian Government International Bond:
6.75%, 2/07/22	100	119,200
4.38%, 8/22/23	300	315,684
4.88%, 1/22/24	400	435,000
6.13%, 1/22/44	126	149,116
Russian Foreign Bond — Eurobond:
5.00%, 4/29/20	300	315,375
4.50%, 4/04/22	200	204,500
4.88%, 9/16/23	200	206,740
12.75%, 6/24/28	200	326,000
7.50%, 3/31/30	431	513,059
South Africa Government International Bond:
5.88%, 5/30/22	500	549,375
4.67%, 1/17/24	200	202,000
5.88%, 9/16/25	200	217,350
6.25%, 3/08/41	100	111,125
Turkey Government International Bond:
7.50%, 7/14/17	100	108,355
6.75%, 4/03/18	400	435,000
7.50%, 11/07/19	100	114,545
5.13%, 3/25/22	200	209,180
5.75%, 3/22/24	200	215,750
7.38%, 2/05/25	100	119,607
8.00%, 2/14/34	100	128,000
6.75%, 5/30/40	100	114,000
4.88%, 4/16/43	400	360,120
6.63%, 2/17/45	200	230,000
Ukraine Government International Bond, 7.95%, 2/23/21	200	157,250
Uruguay Government International Bond, 7.63%, 3/21/36	200	253,000
Venezuela Government International Bond:
7.75%, 10/13/19	250	98,750
12.75%, 8/23/22	210	99,750
9.00%, 5/07/23	50	19,625
8.25%, 10/13/24	235	89,300
11.75%, 10/21/26	250	110,625
9.25%, 9/15/27	185	80,938
11.95%, 8/05/31	300	135,000
7.00%, 3/31/38	150	55,876
Total Foreign Government Obligations — 41.0%		23,399,789

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	9

Consolidated Schedule of Investments (continued)

Investment Companies (a)	Shares	Value
United States — 5.8%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	320,593	$2,757,096
iShares MSCI Frontier 100 ETF	20,794	556,031
Total Investment Companies — 5.8%		3,313,127
Total Long-Term Investments (Cost — $36,688,845) — 62.2%		35,483,643

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (a)(b)	21,581,862	$21,581,862
Total Short-Term Securities (Cost — $21,581,862) — 37.8%		21,581,862
Total Investments (Cost — $58,270,707) — 100%		57,065,505
Liabilities in Excess of Other Assets — (0.0)%		(13,591)

Net Assets — 100.0%		$57,051,914

Notes to Consolidated Schedule of Investments

(a)	During the year ended October 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Shares Purchased	Shares Sold	Shares Held at October 31, 2015	Value at October 31, 2015	Net Income	Realized Gain (Loss)
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	309,065	11,528	—	320,593	$2,757,096	$100,688	—
BlackRock Liquidity Funds, TempFund, Institutional Class	24,500,331	—	(2,918,469)[1]	21,581,862	$21,581,862	$20,139	—
iShares MSCI Frontier 100 ETF	13,244	7,550	—	20,794	$556,031	$47,431	—

[1]	Represents net shares sold.

(b)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of October 31, 2015

Financial Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
157	SGX S&P Nifty Index	November 2015	$2,536,178	$(87,485)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
INR	163,633,417	USD	2,422,404	Barclays Bank PLC	1/05/2016	$55,169

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
THB 2.55%[1]	6 Month LIBOR	Bank of America N.A.	3/16/16	[2]	3/16/21	95,460	$35,540	—	$35,540
TWD 1.10%[1]	3 Month LIBOR	JPMorgan Chase Bank N.A.	3/16/16	[2]	3/16/21	85,540	3,647	—	3,647
Total							$39,187	—	$39,187

[1] Fund pays the floating rate and receives the fixed rate.
[2] Forward swap.

See Notes to Consolidated Financial Statements.

10	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Depreciation	Net Value of Reference Entities
Equity Securities Long/Short:	Goldman Sachs & Co.	11/04/15 – 5/05/17	$17,749,369	$(405,148)[2]	$17,413,282
	Goldman Sachs & Co.	11/01/15 – 7/27/23	$486,137	(13,033)[3]	465,497
	UBS AG	8/03/16	$16,928,966	(2,047,049)[4]	14,823,823
Total				$(2,465,230)	$32,702,602

[1]    The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-1075 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

IntercontinentalExchangeLIBOR:

USD1 Month; USD Spot Next

[2] Amount includes $(69,061) of net dividends and financing fees.
[3] Amount includes $7,607 of net dividends and financing fees.
[4] Amount includes $58,094 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2015, expiration dates 11/04/15 – 5/05/17:

	Shares	Value
Reference Entity — Long
Brazil
AMBEV SA	32,800	$162,361
AMBEV SA, ADR	63,002	306,820
Banco Bradesco SA — ADR	62,084	337,737
Banco Bradesco SA, Preference Shares	45,540	247,978
Banco do Brasil SA	19,600	81,164
BR Malls Participacoes SA	3,900	11,326
Braskem SA — ADR	21,442	239,078
Braskem SA, Preference A Shares	13,100	73,983
BRF SA	5,900	91,945
Cia Brasileira de Distribuicao Grupo Pao de Acucar — ADR	9,503	124,774
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	4,600	60,522
Cia Energetica de Minas Gerais, ADR	38,125	74,344
Cia Energetica de Minas Gerais, Preference Shares	49,700	92,272
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	31,100	130,640
EDP — Energias do Brasil SA	17,700	51,771
Even Construtora e Incorporadora SA	33,800	35,057
Fibria Celulose SA	8,800	120,116
Fibria Celulose SA — Sponsored ADR	12,712	171,866
Gerdau SA — ADR	125,978	175,110
Gerdau SA, Preference Shares	97,300	136,998
Gol Linhas Aereas Inteligentes SA	49,600	45,657
Gol Linhas Aereas Inteligentes SA, ADR	4,204	3,735
Itau Unibanco Holding SA, Preference Shares	25,034	171,825
Itau Unibanco Holding SA, Preference Shares — ADR	17,558	120,272
Itausa — Investimentos Itau SA, Preference Shares	141,200	263,614
JBS SA	40,400	149,279
Marfrig Global Foods SA	20,400	33,695
Multiplus SA	9,100	81,029
Petroleo Brasileiro SA, Preference Shares	66,700	133,346
Raia Drogasil SA	1,100	11,406
Rumo Logistica Operadora Multimodal SA	19,400	36,923

	Shares	Value
Reference Entity — Long (continued)
Brazil (continued)
Tim Participacoes SA	5,000	$10,955
Transmissora Alianca de Energia Eletrica SA	4,500	23,220
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	900	10,219
Via Varejo SA	2,500	2,755

		3,823,792
China
Angang Steel Co. Ltd.	26,000	10,804
Anhui Conch Cement Co. Ltd., Class H	46,000	140,360
Anhui Expressway Co. Ltd., Class H	38,000	32,581
Anta Sports Products Ltd.	84,000	234,975
Bank of China Ltd., Class H	509,000	240,025
Bank of Communications Co. Ltd., Class H	21,000	15,490
Beijing Capital International Airport Co. Ltd., Class H	210,000	224,773
Beijing North Star Co. Ltd.	14,000	4,538
China Cinda Asset Management Co. Ltd.	231,000	89,812
China Citic Bank Corp. Ltd., Class H	111,000	71,781
China Communications Services Corp. Ltd., Class H	76,000	30,487
China Construction Bank Corp., Class H	714,000	517,476
China Everbright Bank Co. Ltd., Class H	141,000	69,099
China Galaxy Securities Co. Ltd., Class H	17,000	14,714
China Harmony New Energy Auto Holding Ltd.	11,000	7,337
China International Marine Containers Group Co. Ltd., Class H	7,000	12,419
China Lesso Group Holdings Ltd.	13,000	10,511
China Life Insurance Co. Ltd., Class H	111,000	400,275
China Machinery Engineering Corp.	25,000	21,698
China Medical System Holdings Ltd.	23,000	31,592
China Pacific Insurance Group Co. Ltd., Class H	40,000	159,336
China Petroleum & Chemical Corp. — ADR	3,038	218,979
China Petroleum & Chemical Corp. Class H	130,000	93,710
China Railway Construction Corp. Ltd., Class H	13,500	20,180
China Railway Group Ltd., Class H	220,000	207,236
China Telecom Corp. Ltd., Class H	38,000	19,822
China Unicom Hong Kong Ltd.	62,000	75,559
China Vanke Co. Ltd., Class H	1,900	4,434

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	11

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
China (continued)
CITIC Securities Co. Ltd., Class H	115,000	$247,805
CNOOC Ltd.	79,000	89,231
CNOOC Ltd. — ADR	2,981	338,880
Cogobuy Group	12,000	11,713
Dalian Wanda Commercial Properties Co. Ltd.	25,900	172,861
Datang International Power Generation Co. Ltd., Class H	298,000	109,673
Dongfang Electric Corp. Ltd.	8,000	9,575
Dongfeng Motor Group Co. Ltd., Class H	34,000	48,804
Fuyao Glass Industry Group Co. Ltd.	4,400	9,406
GF Securities Co. Ltd.	10,400	20,534
Great Wall Motor Co. Ltd., Class H	104,000	126,294
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	30,000	84,425
HC International, Inc.	12,000	6,990
Hollysys Automation Technologies Ltd.	172	3,679
Huaneng Power International, Inc., Class H	28,000	30,314
Huiyin Smart Community Co. Ltd.	84,000	8,278
Industrial & Commercial Bank of China Ltd., Class H	457,000	289,877
Jiangsu Expressway Co. Ltd., Class H	14,000	18,929
Longfor Properties Co. Ltd.	69,500	93,119
Lonking Holdings Ltd.	105,000	16,841
Metallurgical Corp. of China Ltd.	66,000	24,354
NetEase, Inc., ADR	2,890	417,692
New China Life Insurance Co. Ltd., Class H	18,500	81,463
People’s Insurance Co. Group of China Ltd., Class H	104,000	55,659
Ping An Insurance Group Co. of China Ltd., Class H	140,500	788,661
Qunar Cayman Islands Ltd. — ADR	1,039	50,433
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,800	54,896
Shenzhen Expressway Co. Ltd.	58,000	44,694
Sihuan Pharmaceutical Holdings Group Ltd.	131,000	16,902
Sino-Ocean Land Holdings Ltd.	326,000	189,477
Sinopec Shanghai Petrochemical Co. Ltd., Class H	114,000	47,318
Sinopharm Group Co. Ltd., Class H	22,800	93,961
Sinotrans Ltd., Class H	22,000	11,946
Sohu.com, Inc.	5,711	288,520
TCL Communication Technology Holdings Ltd.	40,000	29,772
Tencent Holdings Ltd.	47,400	893,460
Tianjin Capital Environmental Protection Group Co. Ltd.	28,000	21,017
Weichai Power Co. Ltd., Class H	44,000	46,656
Zhejiang Expressway Co. Ltd., Class H	220,000	270,457
Zhuzhou CSR Times Electric Co. Ltd., Class H	10,500	67,971
ZTE Corp., Class H	960	2,312

		8,214,852
Cyprus
Ocean Rig UDW, Inc.	19,714	42,188
Greece
Tsakos Energy Navigation Ltd.	860	7,714
Hong Kong
Belle International Holdings Ltd.	111,000	107,741
CGN Meiya Power Holdings Co. Ltd.	38,000	9,139
China Mobile Ltd.	40,000	479,595
China Mobile Ltd., ADR	3,936	237,380
China Overseas Land & Investment Ltd.	28,000	90,436
China Overseas Property Holdings Ltd.	12,000	2,059
China Power International Development Ltd.	186,000	116,888

	Shares	Value
Reference Entity — Long (continued)
Hong Kong (continued)
China Resources Cement Holdings Ltd.	190,000	$76,673
China Resources Land Ltd.	72,222	187,675
China Resources Power Holdings Co. Ltd.	16,000	36,195
China Taiping Insurance Holdings Co. Ltd.	33,600	105,493
China Travel International Inv HK	78,000	35,255
China Unicom Hong Kong Ltd., ADR	17,000	208,760
ENN Energy Holdings Ltd.	10,000	57,286
Franshion Properties China Ltd.	252,000	69,407
Geely Automobile Holdings Ltd.	230,000	122,652
Guangdong Investment Ltd.	8,000	11,251
Haier Electronics Group Co. Ltd.	26,000	50,249
KWG Property Holding Ltd.	112,000	80,760
REXLot Holdings Ltd.	50,000	645
Shimao Property Holdings Ltd.	57,000	99,826
Sino Biopharmaceutical Ltd.	164,000	203,803
Skyworth Digital Holdings Ltd.	66,000	48,845

		2,438,013
Hungary
MOL Hungarian Oil & Gas PLC	3,986	179,878
Indonesia
Adaro Energy Tbk PT	1,058,700	45,766
Bank Negara Indonesia Persero Tbk PT	7,700	2,662
Indofood CBP Sukses Makmur Tbk PT	4,500	4,330
Indofood Sukses Makmur Tbk PT	26,900	10,814
Matahari Department Store Tbk PT	8,300	9,993
Matahari Putra Prima Tbk PT	10,152	1,661
Pembangunan Perumahan Persero Tbk PT	56,600	15,657
Summarecon Agung Tbk PT	823,800	83,381
Telekomunikasi Indonesia Persero Tbk PT	49,400	9,692
Telekomunikasi Indonesia Persero Tbk PT, ADR	12,309	489,406
Unilever Indonesia Tbk PT	45,600	122,886
United Tractors Tbk PT	182,300	239,850

		1,036,098
Malaysia
Astro Malaysia Holdings Bhd	95,800	63,695
British American Tobacco Malaysia Bhd	23,900	343,482
IOI Corp. Bhd	28,800	28,514
KNM Group Bhd	69,000	8,480
MISC Bhd	23,900	50,237
Westports Holdings Bhd	28,200	28,168
YTL Corp. Bhd	38,300	13,450
YTL Power International Bhd	104,500	36,730

		572,756
Mexico
Alfa SAB de CV, Series A	303,100	631,420
Arca Continental SAB de CV	82,300	526,900
Cemex SAB de CV	775,862	491,789
Cemex SAB de CV — ADR	40,560	255,934
Controladora Comercial Mexicana SAB de CV	6,400	18,745
El Puerto de Liverpool SAB de CV, Series C1	32,600	452,731
Gentera SAB de CV	55,100	101,508
Gruma SAB de CV	39,326	606,872
Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,983	362,732
Grupo Aeroportuario del Pacifico SAB de CV, Class B	37,800	340,451
Grupo Bimbo SAB de CV, Series A	128,200	363,773
Grupo Comercial Chedraui SA de CV	9,500	26,284

See Notes to Consolidated Financial Statements.

12	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
Mexico (continued)
Grupo Elektra SAB de C.V.	1,555	$30,976
Grupo Financiero Santander Mexico SAB de CV, Series B	19,400	35,646
Grupo Televisa SAB CPO	19,000	110,553
Industrias Penoles SAB de CV	1,095	14,558
Kimberly-Clark de Mexico SAB de CV, Class A	26,500	63,948
OHL Mexico SAB de CV	32,400	42,624
Wal-Mart de Mexico SAB de CV	257,606	679,659

		5,157,103
Netherlands
Yandex NV	2,446	39,381
Philippines
Energy Development Corp.	578,900	81,807
Globe Telecom, Inc.	3,320	161,223
Jollibee Foods Corp.	1,290	5,664
Metropolitan Bank & Trust Co.	4	7

		248,701
Poland
Bank Handlowy w Warszawie SA	751	15,270
Enea SA	35,519	117,795
PGE SA	4,091	15,228
Polski Koncern Naftowy Orlen SA	25,435	412,644
Polskie Gornictwo Naftowe i Gazownictwo SA	49,467	87,641
Tauron Polska Energia SA	108,388	84,979

		733,557
Qatar
Barwa Real Estate Co.	11,791	145,509
Commercial Bank of Qatar QSC	607	8,889
Doha Bank QSC	335	4,560
Qatar Electricity & Water Co.	1,099	64,184
Qatar National Bank	960	48,027

		271,169
Russia
Aeroflot — Russian Airlines OJSC	103,727	79,369
AK Transneft OAO, Preference Shares	4	9,319
Alrosa AO	79,300	63,969
Gazprom OAO — ADR	2,786	11,741
Lukoil OAO — ADR	4,337	157,544
Magnitogorsk Iron & Steel Works OJSC	46,900	17,698
Magnitogorsk Iron & Steel Works OJSC, -GDR	4	20
MegaFon OAO — GDR	1,797	23,145
MMC Norilsk Nickel	267	39,750
Mobile Telesystems — ADR	15,747	110,701
Mobile TeleSystems OJSC	10,600	34,494
Moscow Exchange MICEX-RTS OAO	103,040	145,256
Novatek OAO	500	4,577
NovaTek OAO — GDR	900	82,290
Rostelecom OJSC	4,970	7,202
Sberbank of Russia	107,090	151,015
Severstal OAO	1,210	14,102
Sistema JSFC	208,000	57,535
Sistema JSFC — GDR	15,354	106,104
Surgutneftegas OAO	132,561	73,350
Tatneft OAO	12,132	62,608
Tatneft OAO, ADR	2,042	62,972

		1,314,761

	Shares	Value
Reference Entity — Long (continued)
South Africa
Barclays Africa Group Ltd.	2,990	$38,319
Barloworld Ltd.	4,497	25,372
Bidvest Group Ltd.	14,260	364,265
Capitec Bank Holdings Ltd.	8,645	373,450
Clicks Group Ltd.	2,467	17,994
FirstRand Ltd.	80,090	293,477
Hyprop Investments Ltd.	36,532	331,293
Investec Ltd.	2,948	24,389
Mediclinic International Ltd.	9,576	84,053
MMI Holdings Ltd.	5,200	9,436
Mondi Ltd.	2,212	51,397
Mr. Price Group Ltd.	2,646	40,630
MTN Group Ltd.	4,612	52,506
Naspers Ltd., Class N	1,733	253,008
Netcare Ltd.	38,995	110,890
PSG Group Ltd.	218	4,204
Sanlam Ltd.	2,064	9,325
Sappi Ltd.	22,696	89,556
Sasol Ltd.	9,392	300,935
Sasol Ltd., ADR	3,619	116,387
Sibanye Gold Ltd.	36,260	60,562
Standard Bank Group Ltd.	20,603	214,068

		2,865,516
South Korea
Coway Co. Ltd.	2,483	184,992
Crown Confectionery Co. Ltd.	1	513
Daesang Corp.	150	4,075
GS Home Shopping, Inc.	37	5,520
Hyundai Development Co-Engineering & Construction	2,220	89,159
Hyundai Engineering & Construction Co. Ltd.	2,340	70,556
Hyundai Home Shopping Network Corp.	93	9,929
Hyundai Merchant Marine Co. Ltd.	13,575	70,744
Hyundai Mobis	172	36,160
Hyundai Motor Co.	719	98,212
Hyundai Steel Co.	3,057	139,185
Hyundai Wia Corp.	809	94,462
Industrial Bank of Korea	10,969	134,269
Kangwon Land, Inc.	9,643	357,790
KEPCO Plant Service & Engineering Co. Ltd.	192	17,515
Kia Motors Corp.	157	7,663
Kolmar BNH Co. Ltd.	239	11,287
Korea Electric Power Corp.	714	32,148
Korea Gas Corp.	685	25,505
Korea Investment Holdings Co. Ltd.	1,203	64,050
Korea Zinc Co. Ltd.	107	44,466
KT Corp.	2,188	56,682
KT Corp. — ADR	14,554	190,948
KT Skylife Co. Ltd.	3,110	50,901
KT&G Corp.	1,553	155,293
LG Chem Ltd.	1,009	268,234
LG Display Co. Ltd.	2,959	56,212
LG Display Co. Ltd., ADR	17,030	161,785
LG Household & Health Care Ltd.	207	171,287
LG Innotek Co. Ltd.	1,041	84,174
LG Uplus Corp.	3,909	37,465
Lotte Chemical Corp.	303	63,614
Lotte Food Co. Ltd.	62	48,784
LOTTE Himart Co. Ltd.	905	46,158

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	13

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
South Korea (continued)
Lotte Shopping Co. Ltd.	388	$78,609
LS Corp.	2,565	86,622
Medy-Tox, Inc.	396	168,171
Orion Corp.	7	5,885
Poongsan Corp.	710	15,977
S-Oil Corp.	292	17,464
Samsung Card Co. Ltd.	649	21,931
Samsung Electronics Co. Ltd.	527	632,097
Shinhan Financial Group Co. Ltd.	1,403	53,546
Silicon Works Co. Ltd.	1,354	40,264
SK C&C Co. Ltd.	295	68,956
SK Hynix, Inc.	13,273	355,215
SK Innovation Co. Ltd.	1,059	109,806
SK Networks Co. Ltd.	2,234	13,858
SKC Co. Ltd.	2,766	92,836
Sungwoo Hitech Co. Ltd.	13,238	102,379
Woori Bank	1,626	14,105
Yuhan Corp.	74	18,328

		4,785,786
Taiwan
AU Optronics Corp.	66,000	19,414
AU Optronics Corp., ADR	66,384	191,850
Catcher Technology Co. Ltd.	32,000	314,049
Cathay Financial Holding Co. Ltd.	52,000	74,068
Chailease Holding Co. Ltd.	2,080	3,971
Chunghwa Telecom Co. Ltd.	52,000	159,321
Chunghwa Telecom Co. Ltd. — ADR	19,440	595,642
Compeq Manufacturing Co. Ltd.	135,000	88,482
CTCI Corp.	40,000	52,073
Cub Elecparts, Inc.	1,149	14,405
Elan Microelectronics Corp.	109,000	120,327
Elite Advanced Laser Corp.	14,400	60,730
Everlight Electronics Co. Ltd.	36,000	54,613
Far Eastern New Century Corp.	281	255
Faraday Technology Corp.	90,600	147,431
Feng TAY Enterprise Co. Ltd.	70,340	403,063
First Financial Holding Co. Ltd.	555	269
Foxconn Technology Co. Ltd.	66,660	174,602
Fubon Financial Holding Co. Ltd.	224,000	362,056
Highwealth Construction Corp.	11,200	16,502
Hon Hai Precision Industry Co. Ltd.	181,692	482,948
Hon Hai Precision Industry Co. Ltd. — GDR	3,809	21,762
Hota Industrial Manufacturing Co. Ltd.	6,000	19,891
Innolux Corp.	719,000	241,207
Inotera Memories, Inc.	22,000	16,885
King Yuan Electronics Co. Ltd.	279,000	178,053
Lite-On Technology Corp.	11,285	11,698
PChome Online, Inc.	6,804	76,251
Pegatron Corp.	16,000	39,099
PharmaEngine, Inc.	1,000	6,445
Pou Chen Corp.	204,000	287,727
Shin Kong Financial Holding Co. Ltd.	80,142	19,177
Sitronix Technology Corp.	49,000	137,220
Taiwan Cement Corp.	75,000	83,408
Taiwan Cooperative Financial Holding Co. Ltd.	8	4
Taiwan Fertilizer Co. Ltd.	60,000	76,541
Taiwan Paiho Ltd.	41,000	97,991
Taiwan Semiconductor Manufacturing Co. Ltd.	150,000	632,050

	Shares	Value
Reference Entity — Long (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	3,800	$83,448
Transcend Information, Inc.	3,000	8,354
Uni-President Enterprises Corp.	26,000	43,960
Yuanta Financial Holding Co. Ltd.	547,093	214,963

		5,632,205
Thailand
Airports of Thailand PCL	54,100	453,273
Bangchak Petroleum PCL	17,200	17,409
Bumrungrad Hospital PCL	42,200	256,279
Central Pattana PCL	259,600	335,745
Delta Electronics Thailand PCL	101,400	240,903
Indorama Ventures PCL	312,200	202,764
PTT Global Chemical PCL, Foreign Registered Shares	387,400	615,566
Siam Cement PCL, Foreign Registered Shares	3,400	43,366
Thai Oil PCL	26,000	39,657
Thai Union Group PCL	51,100	25,430

		2,230,392
Turkey
Arcelik AS	2,307	12,572
Enka Insaat ve Sanayi AS	137,733	243,810
Eregli Demir ve Celik Fabrikalari TAS	81,970	116,170
Haci Omer Sabanci Holding AS	82,012	260,015
KOC Holding AS	106,554	481,238
Koza Altin Isletmeleri AS	3,271	18,362
Pegasus Hava Tasimaciligi AS	1,743	11,162
TAV Havalimanlari Holding AS	9,047	70,971
Tupras Turkiye Petrol Rafinerileri AS	3,039	80,193
Turk Hava Yollari	27,877	82,197
Turk Telekomunikasyon AS	16,774	36,182
Turkiye Garanti Bankasi AS	43,720	113,210
Turkiye Is Bankasi, Class C	6,045	10,303
Yapi ve Kredi Bankasi	3,231	3,925

		1,540,310
United Kingdom
British American Tobacco PLC	2,518	149,126
United States
Genpact Ltd.	14,031	347,688
Total Reference Entity — Long		41,630,986

Reference Entity — Short
Brazil
CPFL Energia SA — ADR	(3,578)	(28,660)
Embraer SA — ADR	(15,864)	(465,926)
Telefonica Brasil SA — ADR	(15,983)	(165,584)
Tim Participacoes SA, ADR	(23,682)	(263,107)
Vale SA, ADR	(41,366)	(148,917)

		(1,072,194)
Chile
Banco Santander Chile — ADR	(1,035)	(19,655)
Empresa Nacional de Electricidad SA — ADR	(3,846)	(145,302)
Enersis SA, ADR	(18,744)	(248,358)
Sociedad Quimica y Minera de Chile SA — ADR	(19,090)	(369,964)

		(783,279)

See Notes to Consolidated Financial Statements.

14	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short (continued)
China
AAC Technologies Holdings, Inc.	(25,500)	$(161,715)
Alibaba Group Holding Ltd., ADR	(4,976)	(417,138)
Autohome, Inc., ADR	(191)	(6,903)
AviChina Industry & Technology Co. Ltd., Class H	(200,000)	(162,990)
Baidu, Inc., ADR	(4,094)	(767,502)
BBMG Corp.	(73,500)	(51,507)
CGN Power Co. Ltd.	(52,000)	(21,468)
China Biologic Products, Inc.	(565)	(64,376)
China Eastern Airlines Corp. Ltd., Class H	(110,000)	(70,572)
China Longyuan Power Group Corp., Class H	(27,000)	(24,685)
China Minsheng Banking Corp. Ltd.	(65,500)	(65,825)
China National Building Material Co. Ltd., Class H	(162,000)	(100,653)
China Oilfield Services Ltd.	(132,000)	(147,058)
China Shanshui Cement Group Ltd.	(763,000)	(470,292)
China Shenhua Energy Co. Ltd.	(11,000)	(18,508)
China Shipping Container Lines Co. Ltd., Class H	(156,000)	(62,596)
China Southern Airlines Co. Ltd., Class H	(26,000)	(22,107)
China Tian Lun Gas Holdings Ltd.	(73,500)	(67,046)
Country Garden Holdings Co. Ltd.	(424,000)	(161,050)
Ctrip.com International Ltd., ADR	(3,983)	(370,300)
Fosun International Ltd.	(136,000)	(247,654)
GOME Electrical Appliances Holding Ltd.	(4,000)	(731)
Guangshen Railway Co. Ltd.	(48,000)	(24,804)
Guangzhou Automobile Group Co. Ltd., Class H	(18,000)	(15,739)
Guangzhou R&F Properties Co. Ltd.	(52,000)	(51,608)
Haitian International Holdings Ltd.	(11,000)	(19,247)
Hengan International Group Co. Ltd.	(33,500)	(361,747)
Huadian Fuxin Energy Corp., Ltd.	(32,000)	(9,804)
Huaneng Renewables Corp., Ltd.	(58,000)	(18,012)
JD.com, Inc., ADR	(4,792)	(132,355)
New Oriental Education & Technology Group, Inc., ADR	(3,004)	(82,640)
Semiconductor Manufacturing International Corp.	(950,000)	(88,008)
Shenzhou International Group Holdings Ltd.	(1,000)	(4,928)
Shui On Land Ltd.	(1,166,500)	(320,959)
Sichuan Expressway Co. Ltd.	(46,000)	(16,010)
SINA Corp.	(1,679)	(79,988)
Sinopec Engineering Group Co. Ltd.	(40,500)	(34,866)
SOHO China Ltd.	(71,500)	(36,770)
Sunac China Holdings Ltd.	(106,000)	(65,008)
Tingyi Cayman Islands Holding Corp.	(184,000)	(315,015)
Tsingtao Brewery Co. Ltd., Class H	(4,000)	(19,094)
Uni-President China Holdings Ltd.	(20,000)	(16,381)
Want Want China Holdings Ltd.	(113,000)	(93,915)
Youku Tudou, Inc., ADR	(1,493)	(36,340)
Zijin Mining Group Co. Ltd., Class H	(20,000)	(5,350)

		(5,331,264)
Colombia
Bancolombia SA, ADR	(5,436)	(188,194)
Hong Kong
Beijing Enterprises Holdings Ltd.	(12,500)	(78,909)
Brilliance China Automotive Holdings Ltd.	(76,000)	(105,385)
China Agri-Industries Holdings Ltd.	(573,000)	(210,358)
China Everbright International Ltd.	(43,000)	(69,246)
China Mengniu Dairy Co. Ltd.	(8,000)	(15,496)
China Merchants Holdings International Co. Ltd.	(30,000)	(99,630)
China Resources Gas Group Ltd.	(6,000)	(16,458)
China State Construction International Holdings Ltd.	(18,000)	(27,313)

	Shares	Value
Reference Entity — Short (continued)
Hong Kong (continued)
China Traditional Chinese Medicine Co. Ltd.	(8,000)	$(6,050)
CITIC Ltd.	(123,000)	(229,331)
COSCO Pacific Ltd.	(26,000)	(33,636)
Far East Horizon Ltd.	(290,000)	(241,215)
Hopewell Highway Infrastructure Ltd.	(419,500)	(192,952)
Kunlun Energy Co. Ltd.	(318,000)	(259,607)
Lee & Man Paper Manufacturing Ltd.	(127,000)	(79,066)
PAX Global Technology Ltd.	(11,000)	(14,384)
Poly Property Group Co. Ltd.	(144,000)	(46,618)
Shanghai Industrial Holdings Ltd.	(64,000)	(168,403)
Towngas China Co. Ltd.	(219,000)	(149,060)
Yuexiu Property Co. Ltd.	(112,000)	(19,297)

		(2,062,414)
India
MakeMyTrip Ltd.	(1,018)	(16,247)
Indonesia
Astra Agro Lestari Tbk PT	(5,800)	(8,402)
Charoen Pokphand Indonesia Tbk PT	(209,600)	(38,106)
Mitra Keluarga Karyasehat Tbk PT	(21,000)	(4,281)
XL Axiata Tbk PT	(125,500)	(28,409)

		(79,198)
Malaysia
Lafarge Malaysia Bhd	(12,800)	(27,114)
Mexico
Alsea SAB de C.V.	(13,900)	(45,678)
America Movil SAB de CV, Series L	(150,000)	(133,946)
America Movil SAB de CV — ADR, Series L	(39,747)	(707,894)
Coca-Cola Femsa SAB de C.V., ADR	(2,357)	(180,735)
Fibra Uno Administracion SA de C.V.	(282,488)	(620,462)
Fomento Economico Mexicano SAB de C.V.	(27,600)	(272,645)
Fomento Economico Mexicano SAB de C.V., ADR	(6,225)	(616,835)
Genomma Lab Internacional SAB de C.V.	(147,600)	(108,391)
Grupo Aeroportuario del Sureste SAB de C.V.	(800)	(12,390)
Grupo Carso SAB de C.V.	(39,062)	(174,147)
Grupo Financiero Banorte SAB de C.V.	(11,600)	(62,467)
Grupo Financiero Inbursa SAB de C.V.	(22,400)	(45,037)
Grupo Lala SAB de C.V.	(59,900)	(153,070)
Grupo Mexico SAB de C.V.	(212,700)	(518,171)
Grupo Televisa SAB, ADR	(17,057)	(497,041)
Infraestructura Energetica Nova SAB de C.V.	(1,300)	(6,269)
Mexichem SAB de CV	(204,721)	(530,957)
Promotora y Operadora de Infraestructura SAB de C.V.	(19,500)	(244,503)

		(4,930,638)
Monaco
GasLog Ltd.	(26,976)	(312,112)
Panama
Copa Holdings SA, Class A	(6,862)	(346,668)
Peru
Cia de Minas Buenaventura SAA, ADR	(21,363)	(136,937)
Credicorp Ltd.	(1,718)	(194,443)

		(331,380)
Poland
Bank Pekao SA	(755)	(29,360)
KGHM Polska Miedz SA	(4,165)	(96,695)

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	15

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short (continued)
Poland (continued)
LPP SA	(15)	$(28,286)
Orange Polska SA	(43,858)	(80,579)
Powszechna Kasa Oszczednosci Bank Polski SA	(1,988)	(14,723)
Powszechny Zaklad Ubezpieczen SA	(1,175)	(114,092)

		(363,735)
South Africa
Aspen Pharmacare Holdings Ltd.	(547)	(12,262)
The Foschini Group Ltd.	(14,486)	(147,788)
Gold Fields Ltd., ADR	(7,114)	(17,998)
Impala Platinum Holdings Ltd.	(5,438)	(14,830)
Imperial Holdings Ltd.	(1,256)	(16,349)
Life Healthcare Group Holdings Ltd.	(17,404)	(48,510)
Nampak Ltd.	(28,660)	(46,391)
Remgro Ltd.	(27,996)	(560,115)
RMB Holdings Ltd.	(4,490)	(21,864)
Steinhoff International Holdings Ltd.	(4,645)	(28,397)
Woolworths Holdings Ltd.	(577)	(4,269)

		(918,773)
South Korea
Daelim Industrial Co. Ltd.	(968)	(63,197)
Halla Visteon Climate Control Corp.	(1,193)	(46,913)
Hite Jinro Co. Ltd.	(5,243)	(105,135)
Hotel Shilla Co. Ltd.	(3,647)	(350,576)
Hyundai Glovis Co. Ltd.	(84)	(14,436)
Hyundai Heavy Industries Co. Ltd.	(779)	(64,698)
Korea Aerospace Industries Ltd.	(629)	(49,470)
LG International Corp.	(2,987)	(91,224)
Lotte Confectionery Co. Ltd.	(54)	(94,212)
POSCO, ADR	(4,649)	(186,099)
S-1 Corp.	(900)	(78,154)
Samsung Fine Chemicals Co. Ltd.	(2,158)	(70,916)
Samsung SDI Co. Ltd.	(32)	(2,979)
Samsung Techwin Co. Ltd.	(6,363)	(207,000)
SK Chemicals Co. Ltd.	(19)	(160)
SK Telecom Co. Ltd. — ADR	(9,534)	(224,621)

		(1,649,790)
Switzerland
Luxoft Holding, Inc.	(9,510)	(633,746)
Taiwan
Advanced Semiconductor Engineering, Inc., ADR	(25,127)	(144,229)
Asustek Computer, Inc.	(18,000)	(161,089)
Career Technology MFG. Co. Ltd.	(51,000)	(41,574)
Chang Hwa Commercial Bank	(645,210)	(334,901)
Cheng Shin Rubber Industry Co. Ltd.	(122,000)	(220,894)
Chicony Electronics Co. Ltd.	(2,000)	(4,760)
Chipmos Technologies Bermuda Ltd.	(1,903)	(33,740)
Compal Electronics, Inc.	(52,000)	(32,340)
CTBC Financial Holding Co. Ltd.	(152,421)	(83,505)
Delta Electronics, Inc.	(49,000)	(249,145)
Evergreen Marine Corp. Taiwan Ltd.	(270,250)	(120,298)
Far EasTone Telecommunications Co. Ltd.	(77,000)	(167,064)
Formosa Petrochemical Corp.	(3,000)	(7,291)
Giant Manufacturing Co. Ltd.	(17,000)	(128,089)
Gigastorage Corp.	(23,000)	(17,941)
Hotai Motor Co. Ltd.	(11,000)	(128,333)
MediaTek, Inc.	(7,000)	(54,588)

	Shares	Value
Reference Entity — Short (continued)
Taiwan (continued)
President Chain Store Corp.	(38,000)	$(252,269)
Quanta Computer, Inc.	(299,000)	(509,178)
Taiwan Mobile Co. Ltd.	(68,000)	(214,069)
Vanguard International Semiconductor Corp.	(36,000)	(46,266)
Wistron Corp.	(489,392)	(246,168)

		(3,197,731)
Turkey
Anadolu Efes Biracilik Ve Malt Sanayii AS	(4,722)	(37,220)
Emlak Konut Gayrimenkul Yatirim Ortakligi	(238,580)	(231,119)
Turkcell Iletisim Hizmetleri AS	(113,837)	(452,382)
Turkcell Iletisim Hizmetleri AS — ADR	(58,829)	(582,995)

		(1,303,716)
United States
AES Corp.	(50,502)	(552,997)
Eros International PLC	(10,431)	(116,514)

		(669,511)
Total Reference Entity — Short		(24,217,704)
Net Value of Reference Entity — Goldman Sachs & Co.		17,413,282

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2015, expiration dates 11/01/15 – 7/27/23:

	Shares	Value
Reference Entity — Long
Australia
BHP Billiton Ltd.	138	$2,263
Ramsay Health Care Ltd.	52	2,286
Rio Tinto Ltd.	36	1,287
South32 Ltd.	138	143
Woodside Petroleum Ltd.	44	923

		6,902
Austria
Andritz AG	9	452
BUWOG AG	9	191
IMMOFINANZ AG	181	463
Raiffeisen Bank International AG	16	253
Vienna Insurance Group AG	17	544

		1,903
Belgium
Anheuser-Busch InBev NV	57	6,802
KBC Groep NV	14	851

		7,653
Canada
BlackBerry Ltd.	186	1,356
Brookfield Renewable Energy Partners LP	38	1,002
Eldorado Gold Corp.	249	870
First Quantum Minerals Ltd.	54	288
Kinross Gold Corp.	387	778
Methanex Corp.	8	319
New Gold, Inc.	163	404
Yamana Gold, Inc.	113	247

		5,264

See Notes to Consolidated Financial Statements.

16	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
Denmark
Chr Hansen Holding A/S	15	$901
Novo Nordisk A/S, Class B	19	1,009
Rockwool International A/S, -B Shares	3	470

		2,380
Finland
Kone OYJ, Class B	21	896
Nokia OYJ	81	603
Valmet Corp.	52	547

		2,046
France
Airbus Group SE	29	2,019
Casino Guichard-Perrachon SA	11	632
Christian Dior SA	4	786
Danone SA	25	1,738
Edenred	32	588
Imerys SA	19	1,300
Pernod Ricard SA	12	1,412
Renault SA	11	1,036
SEB SA	10	1,016
Societe BIC SA	10	1,594
Valeo SA	10	1,544

		13,665
Germany
Adidas AG	7	627
Bayer AG, Registered Shares	5	667
Bayerische Motoren Werke AG	25	2,561
Daimler AG, Registered Shares	40	3,469
Fuchs Petrolub SE, Preference Shares	20	959
GEA Group AG	24	962
Henkel AG & Co. KGaA, Preference Shares	20	2,169
MAN SE	6	625
Merck KGaA	22	2,148
Puma SE	3	672
Symrise AG	21	1,382
Volkswagen AG, Preference Shares	15	1,800
Wacker Chemie AG	5	439

		18,480
Hong Kong
Bank of East Asia Ltd.	400	1,495
BOC Hong Kong Holdings Ltd.	500	1,599
Cathay Pacific Airways Ltd.	1,000	1,983
Champion REIT	1,000	523
CLP Holdings Ltd.	500	4,347
Galaxy Entertainment Group Ltd.	1,000	3,416
Hang Seng Bank Ltd.	200	3,669
Henderson Land Development Co. Ltd.	1,331	8,501
Hong Kong & China Gas Co. Ltd.	1,694	3,435
Kerry Logistics Network Ltd.	250	372
MTR Corp.	1,000	4,530
Sands China Ltd.	400	1,440
Wharf Holdings Ltd.	1,000	5,950
Wynn Macau Ltd.	400	549

		41,809

	Shares	Value
Reference Entity — Long (continued)
Israel
Bank Leumi Le-Israel BM	545	$2,068
Israel Chemicals Ltd.	121	671
Israel Corp. Ltd.	2	516
Tower Semiconductor Ltd.	4	54

		3,309
Italy
Prysmian SpA	72	1,555
Saipem SpA	30	282
Tenaris SA	93	1,171

		3,008
Japan
Advantest Corp.	100	798
Nexon Co. Ltd.	200	2,774
Nitto Denko Corp.	100	6,413
Sharp Corp.	1,000	1,096
Sumco Corp.	100	1,008
Tokyo Electron Ltd.	100	5,998
Tokyo Seimitsu Co. Ltd.	100	2,208
Toyota Motor Corp.	100	6,126
Yamaha Motor Co. Ltd.	100	2,242

		28,663
Netherlands
Akzo Nobel NV	21	1,485
Chicago Bridge & Iron Co. NV	5	224
Koninklijke Boskalis Westminster NV	39	1,893
Royal Dutch Shell PLC, Class B	227	5,944
Unilever NV CVA	160	7,235

		16,781
Norway
Telenor ASA	53	998
Singapore
Flextronics International Ltd.	213	2,426
Kenon Holdings Ltd.	14	184

		2,610
Spain
Banco Bilbao Vizcaya Argentaria SA	146	1,252
Banco Santander SA	796	2,245
Indra Sistemas SA	38	407
Obrascon Huarte Lain SA	36	289
Tecnicas Reunidas SA	10	445
Telefonica SA	88	1,161

		5,799
Sweden
Alfa Laval AB	28	491
Atlas Copco AB, A Shares	50	1,303
Investment AB Kinnevik, Class B	27	860
Telefonaktiebolaget LM Ericsson, Class B	58	565
Volvo AB, Class B	63	652

		3,871
Switzerland
ABB Ltd., Registered Shares	89	1,679
Cie Financiere Richemont SA, Registered Shares	23	1,972
Clariant AG	37	680

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	17

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
Switzerland (continued)
DKSH Holding AG	11	$670
Dufry AG	6	701
Glencore PLC	298	515
Holcim Ltd., Registered Shares	12	676
LafargeHolcim Ltd.	10	563
Nestle SA, Registered Shares	113	8,630
OC Oerlikon Corp. AG, Registered Shares	108	1,036
Schindler Holding AG, Participation Certificates	17	2,758
SGS SA, Registered Shares	1	1,904
Sika AG, Bearer Shares	1	3,280
Swatch Group AG, Bearer Shares	2	781

		25,845
United Kingdom
3i Group PLC	143	1,102
BG Group PLC	103	1,627
British American Tobacco PLC	84	4,990
Burberry Group PLC	21	429
Diageo PLC	64	1,845
Eurasian Natural Resources Corp. PLC	448	1,502
G4S PLC	140	523
HSBC Holdings PLC	756	5,907
Intertek Group PLC	26	1,050
Investec PLC	60	500
Lonmin PLC	3	1
Mondi PLC	47	1,087
Noble Corp. PLC	45	606
Old Mutual PLC	503	1,644
Rexam PLC	135	1,123
Rotork PLC	110	318
SABMiller PLC	69	4,238
Standard Chartered PLC	92	1,021
Vodafone Group PLC	1,091	3,590

		33,103
United States
3M Co.	13	2,044
Accenture PLC, Class A	47	5,038
Adobe Systems, Inc.	9	798
Advanced Micro Devices, Inc.	151	320
AES Corp.	83	909
Air Lease Corp.	35	1,180
Alexion Pharmaceuticals, Inc.	6	1,056
Allergan PLC	2	617
Alphabet, Inc., Class A	16	11,798
Amazon.com, Inc.	10	6,259
American International Group, Inc.	22	1,387
Amgen, Inc.	29	4,587
Apple, Inc.	133	15,893
Applied Materials, Inc.	83	1,392
Atmel Corp.	142	1,079
Avon Products, Inc.	76	306
Boeing Co.	17	2,517
Bristol-Myers Squibb Co.	47	3,100
Bunge Ltd.	21	1,532
California Resources Corp.	4	16
Caterpillar, Inc.	31	2,263
Chevron Corp.	41	3,726
Citigroup, Inc.	141	7,497

	Shares	Value
Reference Entity — Long (continued)
United States (continued)
Coca-Cola Co.	60	$2,541
Colgate-Palmolive Co.	19	1,261
Corning, Inc.	114	2,120
Costco Wholesale Corp.	6	949
Cypress Semiconductor Corp.	84	885
Dril-Quip, Inc.	9	554
eBay, Inc.	15	419
Expeditors International of Washington, Inc.	56	2,788
Exxon Mobil Corp.	104	8,605
Facebook, Inc., Class A	56	5,710
FedEx Corp.	4	624
Fluor Corp.	12	574
FMC Corp.	18	733
General Electric Co.	135	3,904
Halyard Health, Inc.	1	30
Home Depot, Inc.	74	9,149
Honeywell International, Inc.	13	1,343
HP, Inc.	19	512
Intel Corp.	182	6,163
International Business Machines Corp.	24	3,362
Jabil Circuit, Inc.	41	942
Johnson & Johnson	89	8,992
Kansas City Southern	7	579
KBR, Inc.	32	590
Kimberly-Clark Corp.	14	1,676
Kosmos Energy Ltd.	128	873
Las Vegas Sands Corp.	16	792
Lear Corp.	16	2,001
Marvell Technology Group Ltd.	49	402
Mastercard, Inc., Class A	27	2,673
MaxLinear, Inc., Class A	55	715
Merck & Co., Inc.	93	5,083
MGM Resorts International	80	1,855
Micron Technology, Inc.	37	613
Microsoft Corp.	190	10,002
Monsanto Co.	5	466
Mosaic Co.	26	879
Newfield Exploration Co.	26	1,045
NIKE, Inc., Class B	19	2,490
NVIDIA Corp.	42	1,192
Occidental Petroleum Corp.	12	894
ON Semiconductor Corp.	151	1,661
Oracle Corp.	93	3,612
Paragon Offshore PLC	14	3
PayPal Holdings, Inc.	15	540
PepsiCo, Inc.	33	3,372
Pfizer, Inc.	396	13,393
Philip Morris International, Inc.	28	2,475
Procter & Gamble Co.	73	5,576
QUALCOMM, Inc.	60	3,565
Raytheon Co.	5	587
Samsonite International SA	600	1,777
SanDisk Corp.	7	539
Schlumberger Ltd.	63	4,924
Teradyne, Inc.	34	664
Texas Instruments, Inc.	29	1,645
Thermo Fisher Scientific, Inc.	18	2,354
United Technologies Corp.	19	1,870
Verizon Communications, Inc.	121	5,643

See Notes to Consolidated Financial Statements.

18	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
United States (continued)
Visa, Inc., Class A	64	$4,965
Visteon Corp.	11	1,200
VMware, Inc., Class A	6	361
Wal-Mart Stores, Inc.	88	5,037
Western Digital Corp.	11	735
Wynn Resorts Ltd.	8	560
Yum! Brands, Inc.	29	2,056

		241,408
Net Value of Reference Entity — Goldman Sachs & Co.		465,497

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of October 31, 2015, expiration date 8/03/16:

	Shares	Value
Reference Entity — Long
Brazil
AMBEV SA	53,200	$263,341
Banco Bradesco SA, Preference Shares	50,320	274,007
Banco do Brasil SA	32,300	133,755
BM&FBovespa SA	4,500	13,302
Braskem SA, Preference A Shares	36,000	203,311
BRF SA	6,500	101,295
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	3,100	40,786
Cia Energetica de Minas Gerais, Preference Shares	32,500	60,339
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	16,000	67,210
Companhia Siderurgica Nacional SA	6,100	6,865
EDP — Energias do Brasil SA	7,100	20,767
Even Construtora e Incorporadora SA	14,500	15,039
Fibria Celulose SA	6,000	81,897
Gerdau SA, Preference Shares	101,900	143,475
Gol Linhas Aereas Inteligentes SA	19,500	17,950
Itau Unibanco Holding SA, Preference Shares	28,450	195,271
Itausa — Investimentos Itau SA, Preference Shares	10,500	19,603
JBS SA	118,700	438,598
Kroton Educacional SA	31,300	80,024
Marfrig Global Foods SA	27,700	45,753
MRV Engenharia e Participacoes SA	6,400	12,314
Multiplus SA	7,100	63,221
Petroleo Brasileiro SA, Preference Shares	7,200	14,394
Raia Drogasil SA	13,400	138,950
Rumo Logistica Operadora Multimodal SA	39,100	74,417
Tim Participacoes SA	3,100	6,792
Transmissora Alianca de Energia Eletrica SA	6,600	34,056
Ultrapar Participacoes SA	1,500	26,060
Vale SA, Preference Shares	3,300	12,005
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	1,600	18,168
Via Varejo SA	11,100	12,232

		2,635,197
Chile
Aguas Andinas SA, Class A	124,546	65,498
Banco Santander Chile SA	545,445	25,894
Empresa Nacional de Electricidad SA	6,671	8,357

		99,749

	Shares	Value
Reference Entity — Long (continued)
China
Agricultural Bank of China Ltd., Class H	449,000	$183,601
Air China Ltd., Class H	54,000	52,014
Aluminum Corp. of China Ltd., Class H	16,000	5,153
Angang Steel Co. Ltd.	14,000	5,818
Anhui Expressway Co. Ltd., Class H	86,000	73,735
Bank of China Ltd., Class H	212,000	99,971
Bank of Communications Co. Ltd., Class H	149,000	109,902
Beijing Capital International Airport Co. Ltd., Class H	6,000	6,422
China Cinda Asset Management Co. Ltd.	246,000	95,644
China Citic Bank Corp. Ltd., Class H	19,000	12,287
China Communications Construction Co. Ltd., Class H	10,000	13,802
China Communications Services Corp. Ltd., Class H	192,000	77,021
China Construction Bank Corp., Class H	81,000	58,705
China Dongxiang Group Co. Ltd.	26,000	6,579
China Everbright Bank Co. Ltd., Class H	219,000	107,324
China Galaxy Securities Co. Ltd., Class H	226,500	196,048
China Harmony New Energy Auto Holding Ltd.	17,000	11,339
China International Marine Containers Group Co. Ltd., Class H	4,300	7,629
China Lesso Group Holdings Ltd.	60,000	48,511
China Life Insurance Co. Ltd., Class H	14,000	50,485
China Machinery Engineering Corp.	85,000	73,772
China Medical System Holdings Ltd.	26,000	35,713
China Merchants Bank Co. Ltd., Class H	14,000	36,553
China Pacific Insurance Group Co. Ltd., Class H	47,200	188,016
China Petroleum & Chemical Corp. Class H	130,000	93,710
China Railway Construction Corp. Ltd., Class H	72,500	108,372
China Railway Group Ltd., Class H	33,000	31,085
China Telecom Corp. Ltd., Class H	288,000	150,227
China Unicom Hong Kong Ltd.	124,000	151,117
China Vanke Co. Ltd., Class H	32,500	75,843
CITIC Securities Co. Ltd., Class H	69,000	148,683
CNOOC Ltd.	101,000	114,081
CSPC Pharmaceutical Group Ltd.	116,000	108,001
Datang International Power Generation Co. Ltd., Class H	12,000	4,416
Dongfeng Motor Group Co. Ltd., Class H	106,000	152,152
Fuyao Glass Industry Group Co. Ltd.	1,600	3,421
Great Wall Motor Co. Ltd., Class H	60,500	73,469
Greentown China Holdings Ltd.	17,000	14,869
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	32,000	90,054
Haitong Securities Co. Ltd., Class H	56,000	97,434
Huaneng Power International, Inc., Class H	72,000	77,950
Huiyin Smart Community Co. Ltd.	110,000	10,840
Industrial & Commercial Bank of China Ltd., Class H	88,000	55,819
Jiangsu Expressway Co. Ltd., Class H	34,000	45,971
Jiangxi Copper Co. Ltd., Class H	13,000	17,120
Lenovo Group Ltd.	12,000	11,150
Longfor Properties Co. Ltd.	57,500	77,041
Lonking Holdings Ltd.	105,000	16,841
Metallurgical Corp. of China Ltd.	172,000	63,469
New China Life Insurance Co. Ltd., Class H	10,800	47,557
People’s Insurance Co. Group of China Ltd., Class H	175,000	93,656
Phoenix Healthcare Group Co. Ltd.	3,000	4,543
PICC Property & Casualty Co. Ltd., Class H	48,000	108,915
Ping An Insurance Group Co. of China Ltd., Class H	4,000	22,453
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	61,000	140,700
Sihuan Pharmaceutical Holdings Group Ltd.	323,000	41,674

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	19

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
China (continued)
Sinopec Shanghai Petrochemical Co. Ltd., Class H	316,000	$131,163
Sinopharm Group Co. Ltd., Class H	31,600	130,227
Sinotrans Ltd., Class H	62,000	33,667
TCL Communication Technology Holdings Ltd.	10,000	7,443
Tencent Holdings Ltd.	21,600	407,146
Tianjin Capital Environmental Protection Group Co. Ltd.	40,000	30,024
Weichai Power Co. Ltd., Class H	27,000	28,630
Wisdom Sports Group	7,000	3,656
Xinjiang Goldwind Science & Technology Co. Ltd.	5,000	9,390
Zhejiang Expressway Co. Ltd., Class H	28,000	34,422
Zhuzhou CSR Times Electric Co. Ltd., Class H	1,500	9,710
ZTE Corp., Class H	1,600	3,853

		4,638,008
Colombia
Almacenes Exito SA	763	3,440
Cementos Argos SA	1,951	6,465
Corp. Financiera Colombiana SA	206	2,691
Ecopetrol SA	26,107	12,166
Grupo Argos SA	1,923	11,815
Grupo de Inversiones Suramericana SA	1,587	20,148
Interconexion Electrica SA	4,360	10,445
Isagen SA ESP	8,850	9,379

		76,549
Greece
Alpha Bank AE	33,984	4,333
Eurobank Ergasias SA	61,778	2,123
FF Group	218	4,396
Hellenic Telecommunications Organization SA	2,017	18,881
JUMBO SA	476	4,620
National Bank of Greece SA	12,672	9,510
OPAP SA	1,808	16,068
Piraeus Bank SA	14,575	1,505
Titan Cement Co. SA	329	7,242

		68,678
Hong Kong
Belle International Holdings Ltd.	17,000	16,501
CGN Meiya Power Holdings Co. Ltd.	28,000	6,734
China Everbright Ltd.	22,000	51,778
China Huarong Energy Co. Ltd.	166,000	6,809
China Mobile Ltd.	33,500	401,661
China Overseas Land & Investment Ltd.	28,000	90,436
China Overseas Property Holdings Ltd.	10,666	1,830
China Resources Cement Holdings Ltd.	426,000	171,908
China Resources Land Ltd.	4,000	10,394
China Resources Power Holdings Co. Ltd.	6,000	13,573
China Taiping Insurance Holdings Co. Ltd.	12,000	37,676
Franshion Properties China Ltd.	350,000	96,399
Geely Automobile Holdings Ltd.	40,000	21,331
Guangdong Investment Ltd.	112,000	157,512
Haier Electronics Group Co. Ltd.	15,000	28,990
Huabao International Holdings Ltd.	49,000	20,431
KWG Property Holding Ltd.	158,000	113,929
Nine Dragons Paper Holdings Ltd.	26,000	17,156
Shimao Property Holdings Ltd.	9,500	16,638
Sino Biopharmaceutical Ltd.	52,000	64,620
Skyworth Digital Holdings Ltd.	240,000	177,619

		1,523,925

	Shares	Value
Reference Entity — Long (continued)
Hungary
MOL Hungarian Oil & Gas PLC	7,758	$350,098
Indonesia
Adaro Energy Tbk PT	532,100	23,002
Bank Negara Indonesia Persero Tbk PT	52,900	18,287
Indofood Sukses Makmur Tbk PT	395,900	159,156
Lippo Karawaci Tbk PT	245,000	21,263
Matahari Department Store Tbk PT	28,100	33,832
Matahari Putra Prima Tbk PT	15,690	2,568
Pembangunan Perumahan Persero Tbk PT	392,400	108,549
Summarecon Agung Tbk PT	70,700	7,156
Telekomunikasi Indonesia Persero Tbk PT	1,034,300	202,917
Unilever Indonesia Tbk PT	2,500	6,737
United Tractors Tbk PT	154,700	203,537

		787,004
Malaysia
Astro Malaysia Holdings Bhd	25,500	16,954
British American Tobacco Malaysia Bhd	9,800	140,842
IOI Corp. Bhd	41,200	40,791
KNM Group Bhd	685,300	84,221
MISC Bhd	15,400	32,370
Tenaga Nasional Bhd	57,500	169,009
Westports Holdings Bhd	81,100	81,007
YTL Power International Bhd	89,700	31,529

		596,723
Philippines
Energy Development Corp.	800,400	113,108
Globe Telecom, Inc.	2,645	128,444
Megaworld Corp.	83,000	8,298
Metro Pacific Investments Corp.	245,000	27,231

		277,081
Poland
Bank Handlowy w Warszawie SA	1,533	31,170
Enea SA	19,865	65,880
Eurocash SA	1,467	19,797
PGE SA	34,791	129,500
Polski Koncern Naftowy Orlen SA	8,779	142,426
Polskie Gornictwo Naftowe i Gazownictwo SA	47,332	83,859
Tauron Polska Energia SA	203,012	159,167

		631,799
Qatar
Ezdan Holding Group QSC	805	4,315
Qatar National Bank	590	29,517

		33,832
Russia
Aeroflot — Russian Airlines OJSC	124,200	95,034
AK Transneft OAO, Preference Shares	20	46,594
Alrosa AO	42,800	34,526
Gazprom OAO — ADR	6,926	29,188
Lukoil OAO — ADR	795	28,879
Magnitogorsk Iron & Steel Works OJSC, -GDR	2	10
MegaFon OAO — GDR	4,632	59,659
MMC Norilsk Nickel	278	41,388
MMC Norilsk Nickel PJSC, ADR	422	6,250
Mobile Telesystems — ADR	2,879	20,239
Mobile TeleSystems OJSC	29,740	96,777

See Notes to Consolidated Financial Statements.

20	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
Russia (continued)
Moscow Exchange MICEX-RTS OAO	78,190	$110,224
Polymetal International PLC	2,423	21,394
Rosneft Oil Co.	10,650	42,879
Rosneft Oil Co. OJSC	9,533	38,008
Rostelecom OJSC	3,930	5,695
Sberbank of Russia	75,070	105,861
Severstal OAO	1,830	21,328
Severstal PAO, -GDR	2,549	29,907
Sistema JSFC	146,500	40,524
Sistema JSFC — GDR	3,384	23,385
Surgutneftegas OAO	17,500	9,683
Tatneft OAO	7,230	37,311
Tatneft OAO, ADR	793	24,455

		969,198
South Africa
AngloGold Ashanti Ltd.	721	6,084
Barclays Africa Group Ltd.	6,012	77,049
Barloworld Ltd.	1,431	8,074
Bidvest Group Ltd.	1,042	26,617
Capitec Bank Holdings Ltd.	235	10,152
Clicks Group Ltd.	13,420	97,884
FirstRand Ltd.	94,643	346,804
Hyprop Investments Ltd.	8,542	77,464
Investec Ltd.	1,543	12,765
Kumba Iron Ore Ltd.	7,430	32,075
Mediclinic International Ltd.	9,588	84,158
MMI Holdings Ltd.	4,280	7,767
Mondi Ltd.	1,952	45,355
Mr. Price Group Ltd.	3,443	52,868
MTN Group Ltd.	22,925	260,992
Netcare Ltd.	134,922	383,677
Pick n Pay Stores Ltd.	7,577	36,636
PSG Group Ltd.	699	13,479
Sappi Ltd.	8,131	32,084
Sasol Ltd.	150	4,806
Sibanye Gold Ltd.	61,111	102,069
Standard Bank Group Ltd.	6,237	64,803
Telkom SA SOC Ltd.	7,793	40,923
Truworths International Ltd.	5,669	38,355
Vodacom Group Ltd.	2,733	29,519

		1,892,459
South Korea
Amorepacific Corp.	37	12,213
Asiana Airlines, Inc.	2,065	8,776
Coway Co. Ltd.	626	46,639
DGB Financial Group, Inc.	702	6,512
Hanssem Co. Ltd.	31	6,335
Hyundai Development Co-Engineering & Construction	71	2,851
Hyundai Engineering & Construction Co. Ltd.	977	29,459
Hyundai Mipo Dockyard	205	12,843
Hyundai Mobis	2,667	560,684
Hyundai Steel Co.	2,350	106,995
Hyundai Wia Corp.	554	64,687
Kangwon Land, Inc.	2,754	102,183
KB Financial Group, Inc.	1,957	62,000
KEPCO Plant Service & Engineering Co. Ltd.	36	3,284
Kia Motors Corp.	880	42,955

	Shares	Value
Reference Entity — Long (continued)
South Korea (continued)
Kolmar BNH Co. Ltd.	830	$39,198
Korea Electric Power Corp.	1,984	89,329
Korea Gas Corp.	2,246	83,628
Korea Investment Holdings Co. Ltd.	1,649	87,795
Korea Zinc Co. Ltd.	15	6,234
KT Corp.	3,713	96,188
KT Skylife Co. Ltd.	1,779	29,117
KT&G Corp.	69	6,900
Kumho Petrochemical Co. Ltd.	335	16,987
LG Chem Ltd.	117	31,103
LG Display Co. Ltd.	1,871	35,544
LG Electronics, Inc.	324	13,910
LG Household & Health Care Ltd.	135	111,709
LG Innotek Co. Ltd.	78	6,307
LG Life Sciences Ltd.	159	8,549
LG Uplus Corp.	494	4,735
Lotte Chemical Corp.	228	47,868
LOTTE Himart Co. Ltd.	586	29,888
Lotte Shopping Co. Ltd.	43	8,712
LS Corp.	838	28,300
Medy-Tox, Inc.	14	5,945
NAVER Corp.	123	64,584
Neowiz Games Corp.	452	7,190
Orion Corp.	87	73,145
Poongsan Corp.	1,410	31,729
POSCO	413	66,415
Posco ICT Co. Ltd.	1	4
S-Oil Corp.	330	19,736
Samsung Card Co. Ltd.	222	7,502
Samsung Electronics Co. Ltd.	611	732,849
Shinhan Financial Group Co. Ltd.	2,716	103,657
SK C&C Co. Ltd.	365	85,319
SK Hynix, Inc.	4,549	121,741
SK Innovation Co. Ltd.	344	35,669
SK Networks Co. Ltd.	702	4,355
SKC Co. Ltd.	2,390	80,216
Sungwoo Hitech Co. Ltd.	9,115	70,493
Yuhan Corp.	96	23,777

		3,384,743
Taiwan
AcBel Polytech, Inc.	4,000	2,826
AU Optronics Corp.	590,000	173,552
Catcher Technology Co. Ltd.	34,000	333,677
Cathay Financial Holding Co. Ltd.	45,000	64,098
China Motor Corp.	12,000	8,482
Compeq Manufacturing Co. Ltd.	33,000	21,629
CTCI Corp.	113,000	147,108
Eclat Textile Co. Ltd.	3,000	44,124
Elite Advanced Laser Corp.	30,000	126,521
Everlight Electronics Co. Ltd.	51,000	77,369
Faraday Technology Corp.	12,600	20,504
Feng TAY Enterprise Co. Ltd.	570	3,266
First Financial Holding Co. Ltd.	132,600	64,218
FocalTech Systems Co. Ltd.	9,000	7,387
Foxconn Technology Co. Ltd.	68,680	179,893
Fubon Financial Holding Co. Ltd.	58,000	93,747
Highwealth Construction Corp.	5,400	7,956
Hon Hai Precision Industry Co. Ltd.	155,510	413,355

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	21

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
Taiwan (continued)
Hon Hai Precision Industry Co. Ltd. — GDR	28,659	$163,735
Hota Industrial Manufacturing Co. Ltd.	17,000	56,359
Innolux Corp.	896,311	300,691
Inotera Memories, Inc.	62,000	47,584
King Yuan Electronics Co. Ltd.	298,000	190,179
Lite-On Technology Corp.	22,425	23,246
Merry Electronics Co. Ltd.	6,000	11,491
PChome Online, Inc.	8,476	94,989
Pegatron Corp.	37,000	90,415
Pou Chen Corp.	210,000	296,190
Ruentex Industries Ltd.	36,000	66,334
Shin Kong Financial Holding Co. Ltd.	14,572	3,487
Siliconware Precision Industries Co.	10,626	14,039
SinoPac Financial Holdings Co. Ltd.	13,957	4,606
Sitronix Technology Corp.	52,000	145,621
Taiwan Fertilizer Co. Ltd.	6,000	7,654
Taiwan Semiconductor Manufacturing Co. Ltd.	100,000	421,367
Transcend Information, Inc.	7,000	19,493
Uni-President Enterprises Corp.	24,840	41,998
Yuanta Financial Holding Co. Ltd.	136,160	53,500
Zhen Ding Technology Holding Ltd.	56,000	159,156

		4,001,846
Thailand
Airports of Thailand PCL	3,000	25,135
Bangchak Petroleum PCL	8,600	8,705
Bumrungrad Hospital PCL	200	1,215
Central Pattana PCL	115,300	149,119
Delta Electronics Thailand PCL	92,700	220,233
Indorama Ventures PCL	216,500	140,610
Jasmine International PCL	496,100	78,807
PTT Global Chemical PCL, Foreign Registered Shares	37,500	59,586
Siam Cement PCL, Foreign Registered Shares	2,200	28,060
Thai Oil PCL	32,600	49,724
Thai Union Group PCL	77,800	38,717

		799,911
Turkey
Arcelik AS	24,990	136,185
Enka Insaat ve Sanayi AS	222,324	393,551
Eregli Demir ve Celik Fabrikalari TAS	110,182	156,152
KOC Holding AS	33,166	149,790
Koza Altin Isletmeleri AS	16,554	92,926
Pegasus Hava Tasimaciligi AS	1,596	10,221
TAV Havalimanlari Holding AS	33,949	266,322
Tofas Turk Otomobil Fabrikasi AS	14,487	95,572
Tupras Turkiye Petrol Rafinerileri AS	12,172	321,194
Turk Hava Yollari	57,467	169,445
Turk Telekomunikasyon AS	73,337	158,189
Turkiye Garanti Bankasi AS	35,054	90,770
Turkiye Is Bankasi, Class C	47,760	81,400
Vestel Beyaz Esya Sanayi ve Ticaret	1,616	7,081

		2,128,798
United Arab Emirates
DP World Ltd.	184	3,719
Emaar Malls Group PJSC	15,694	13,391
Emaar Properties PJSC	11,503	20,204

		37,314

	Shares	Value
Reference Entity — Long (continued)
United Kingdom
BHP Billiton PLC	5,088	$81,900
British American Tobacco PLC	5,770	341,723

		423,623
Total Reference Entity — Long		25,356,535

Reference Entity — Short
Brazil
Cia de Transmissao de Energia Eletrica Paulista	(7,700)	(88,649)
Cielo SA	(61,240)	(581,348)
Duratex SA	(23,810)	(39,513)
EcoRodovias Infraestrutura e Logistica SA	(2,900)	(4,474)
Klabin SA	(62,200)	(353,696)
Souza Cruz SA	(14,623)	(103,515)
WEG SA	(2,600)	(9,708)

		(1,180,903)
China
AAC Technologies Holdings, Inc.	(9,000)	(57,076)
BBMG Corp.	(139,000)	(97,408)
CGN Power Co. Ltd.	(46,000)	(18,991)
China Longyuan Power Group Corp., Class H	(5,000)	(4,571)
China Minsheng Banking Corp. Ltd.	(1,500)	(1,507)
China National Building Material Co. Ltd., Class H	(34,000)	(21,125)
China Oilfield Services Ltd.	(6,000)	(6,685)
China Shanshui Cement Group Ltd.	(23,000)	(14,177)
China Shipping Container Lines Co. Ltd., Class H	(81,000)	(32,502)
China Southern Airlines Co. Ltd., Class H	(26,000)	(22,107)
Country Garden Holdings Co. Ltd.	(10,000)	(3,798)
Fosun International Ltd.	(4,448)	(8,100)
GOME Electrical Appliances Holding Ltd.	(156,000)	(28,506)
Guangshen Railway Co. Ltd.	(90,000)	(46,508)
Guangzhou R&F Properties Co. Ltd.	(13,200)	(13,100)
Haitian International Holdings Ltd.	(19,000)	(33,244)
Hengan International Group Co. Ltd.	(4,500)	(48,593)
Huadian Fuxin Energy Corp., Ltd.	(30,000)	(9,191)
Kingsoft Corp., Ltd.	(33,000)	(74,675)
Li Ning Co. Ltd.	(120,500)	(62,785)
Semiconductor Manufacturing International Corp.	(13,000)	(1,204)
Shui On Land Ltd.	(352,000)	(96,852)
Sichuan Expressway Co. Ltd.	(32,000)	(11,138)
Sinopec Engineering Group Co. Ltd.	(6,000)	(5,165)
SOHO China Ltd.	(32,000)	(16,456)
Sunac China Holdings Ltd.	(31,000)	(19,012)
Tingyi Cayman Islands Holding Corp.	(2,000)	(3,424)
Want Want China Holdings Ltd.	(23,000)	(19,115)
West China Cement Ltd.	(44,000)	(7,565)
Xinyi Solar Holdings Ltd.	(434,000)	(172,530)
Zijin Mining Group Co. Ltd., Class H	(108,000)	(28,892)

		(986,002)
Czech Republic
CEZ	(1,687)	(33,707)
Hong Kong
Beijing Enterprises Water Group Ltd.	(202,000)	(159,988)
Brilliance China Automotive Holdings Ltd.	(32,000)	(44,373)
China Agri-Industries Holdings Ltd.	(12,000)	(4,405)
China Everbright International Ltd.	(1,000)	(1,610)

See Notes to Consolidated Financial Statements.

22	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short (continued)
Hong Kong (continued)
China Merchants Holdings International Co. Ltd.	(2,000)	$(6,642)
China Resources Gas Group Ltd.	(4,000)	(10,972)
China Singyes Solar Technologies Holdings Ltd.	(64,000)	(50,107)
CITIC Ltd.	(8,000)	(14,916)
Far East Horizon Ltd.	(30,000)	(24,953)
Kunlun Energy Co. Ltd.	(28,000)	(22,859)
Lee & Man Paper Manufacturing Ltd.	(1,000)	(623)
Poly Property Group Co. Ltd.	(37,000)	(11,978)
Shanghai Industrial Holdings Ltd.	(13,000)	(34,207)
Towngas China Co. Ltd.	(19,000)	(12,932)
WH Group Ltd.	(84,500)	(46,597)
Yuexiu Property Co. Ltd.	(48,000)	(8,270)

		(455,432)
India
Larsen & Toubro Ltd. — GDR	(13,542)	(288,925)
Reliance Industries Ltd. — GDR	(3,648)	(104,697)

		(393,622)
Indonesia
Tower Bersama Infrastructure Tbk PT	(86,700)	(45,154)
Malaysia
CIMB Group Holdings Bhd	(21,641)	(23,184)
Gamuda Bhd	(180,900)	(189,419)
IJM Corp. Bhd	(6,200)	(4,788)
UMW Holdings Bhd	(43,800)	(83,522)

		(300,913)
Malta
Brait SE	(54,719)	(626,553)
Russia
Magnit OJSC — GDR	(1,069)	(48,520)
South Africa
African Rainbow Minerals Ltd.	(1,024)	(3,905)
Anglo American Platinum Ltd.	(277)	(4,845)
Aspen Pharmacare Holdings Ltd.	(18,046)	(404,538)
Coronation Fund Managers Ltd.	(3,572)	(18,825)
Discovery Holdings Ltd.	(4,903)	(52,352)
Foschini Group Ltd.	(8,270)	(84,372)
Impala Platinum Holdings Ltd.	(6,541)	(17,838)
Imperial Holdings Ltd.	(1,369)	(17,820)
Life Healthcare Group Holdings Ltd.	(96,932)	(270,178)
Nampak Ltd.	(84,295)	(136,444)
Rand Merchant Insurance Holdings Ltd.	(4,944)	(15,313)
Resilient Property Income Fund Ltd.	(28,059)	(247,226)
RMB Holdings Ltd.	(3,167)	(15,421)
Steinhoff International Holdings Ltd.	(2,870)	(17,545)
Woolworths Holdings Ltd.	(78,018)	(577,224)

		(1,883,846)
South Korea
CJ Corp.	(114)	(23,936)
Daelim Industrial Co. Ltd.	(116)	(7,573)
Daewoo International Corp.	(2,988)	(52,033)
Daewoo Securities Co. Ltd.	(3,204)	(30,914)
Daou Technology, Inc.	(244)	(5,288)
Dongbu Insurance Co. Ltd.	(612)	(36,701)
Doosan Heavy Industries & Construction Co. Ltd.	(1,237)	(22,262)
GS Holdings	(978)	(42,959)

	Shares	Value
Reference Entity — Short (continued)
South Korea (continued)
Halla Visteon Climate Control Corp.	(218)	$(8,572)
Hankook Tire Co. Ltd.	(5,610)	(214,464)
Hanwha Chemical Corp.	(5,571)	(107,944)
Hanwha Life Insurance Co. Ltd.	(5,254)	(39,127)
Hyundai Department Store Co. Ltd.	(764)	(83,865)
Hyundai Glovis Co. Ltd.	(357)	(61,355)
Hyundai Heavy Industries Co. Ltd.	(1,016)	(84,382)
Hyundai Marine & Fire Insurance Co. Ltd.	(381)	(11,345)
KB Insurance Co. Ltd.	(555)	(12,899)
KCC Corp.	(139)	(49,592)
Kolao Holdings	(2,329)	(27,650)
Korea Aerospace Industries Ltd.	(1,735)	(136,455)
Lotte Chilsung Beverage Co. Ltd.	(4)	(7,833)
Samsung Electro-Mechanics Co. Ltd.	(496)	(28,228)
Samsung Electronics Co. Ltd., -GDR	(14)	(8,365)
Samsung Fine Chemicals Co. Ltd.	(85)	(2,793)
Samsung Fire & Marine Insurance Co. Ltd.	(171)	(47,958)
Samsung SDI Co. Ltd.	(2,998)	(279,063)
Samsung Securities Co. Ltd.	(844)	(35,505)
Samsung Techwin Co. Ltd.	(2,233)	(72,643)

		(1,541,704)
Taiwan
Asustek Computer, Inc.	(10,000)	(89,494)
Compal Electronics, Inc.	(188,000)	(116,923)
Delta Electronics, Inc.	(49,000)	(249,145)
Formosa Chemicals & Fibre Corp.	(7,000)	(16,003)
Hotai Motor Co. Ltd.	(25,000)	(291,666)
President Chain Store Corp.	(3,000)	(19,916)
Quanta Computer, Inc.	(32,000)	(54,494)
Vanguard International Semiconductor Corp.	(163,000)	(209,483)
Wistron Corp.	(705,539)	(354,892)

		(1,402,016)
Thailand
Advanced Info Service PCL	(8,800)	(57,648)
Bangkok Bank PCL	(2,800)	(13,145)
Bangkok Dusit Medical Services PCL	(284,300)	(151,872)
Banpu PCL	(15,900)	(9,701)
Charoen Pokphand Foods PCL	(24,300)	(14,142)
CP ALL PCL	(446,300)	(627,399)
Krung Thai Bank PCL	(348,200)	(167,406)
PTT PCL	(11,700)	(90,462)

		(1,131,775)
Turkey
Afyon Cimento Sanayi TAS	(27,026)	(56,826)
Emlak Konut Gayrimenkul Yatirim Ortakligi	(435,704)	(422,078)

		(478,904)
United Kingdom
Anglo American PLC	(2,819)	(23,661)
Total Reference Entity — Short		(10,532,712)
Net Value of Reference Entity — UBS AG		14,823,823

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	23

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Consolidated Statement of Assets and Liabilities Location Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Forward foreign currency exchange contracts	Net unrealized appreciation	—	—	—	$55,169	—	$55,169
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	$39,187	39,187

Total			—	—	$55,169	$39,187	$94,356

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	$87,485	—	—	$87,485
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	2,465,230	—	—	2,465,230

Total		—	—	$2,552,715	—	—	$2,552,715

[1]    Includes cumulative depreciation on financial futures contracts, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	—	—	$(101,344)	—	—	$(101,344)
Foreign currency transactions	—	—	—	$(72,504)	—	(72,504)
Swaps	—	—	(2,202,469)	—	$56,694	(2,145,775)

Total	—	—	$(2,303,813)	$(72,504)	$56,694	$(2,319,623)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(162,856)	—	—	$(162,856)
Foreign currency translations	—	—	—	$55,169	—	55,169
Swaps	—	—	(4,103,400)	—	$39,187	(4,064,213)

Total	—	—	$(4,266,256)	$55,169	$39,187	$(4,171,900)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

For the year ended October 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$2,539,056
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,521,070	[1]
Average amounts sold — in USD	$1,882,558
Interest rate swaps:
Average notional value — receives fixed rate	$4,106,399
Total return swaps:
Average notional amount	$33,964,810
[1] Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

See Notes to Consolidated Financial Statements.

24	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$17,743
Forward foreign currency exchange contracts	$55,169	—
Swaps — OTC[1]	39,187	2,465,230

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$94,356	$2,482,973

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,743)

Total derivative assets and liabilities subject to an MNA	$94,356	$2,465,230

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$35,540	—	—	—	$35,540
Barclays Bank PLC	55,169	—	—	—	55,169
JPMorgan Chase Bank N.A.	3,647	—	—	—	3,647

Total	$94,356	—	—	—	$94,356

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Goldman Sachs & Co	$418,181	—	—	—	$418,181
UBS AG	2,047,049	—	—	$(2,021,668)	25,381

Total	$2,465,230	—	—	$(2,021,668)	$443,562

[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Corporate Bonds	—	$5,920,501	—	$5,920,501
Foreign Agency Obligations…	—	2,850,226	—	2,850,226
Foreign Government Obligations	—	23,399,789	—	23,399,789
Investment Companies	$3,313,127	—	—	3,313,127
Short-Term Securities	21,581,862	—	—	21,581,862

Total	$24,894,989	$32,170,516	—	$57,065,505

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	25

Consolidated Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$55,169	—	$55,169
Interest rate contracts	—	39,187	—	39,187
Liabilities:
Equity contracts	$(87,485)	(2,465,230)	—	(2,552,715)

Total	$(87,485)	$(2,370,874)	—	$(2,458,359)

[1] Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the investment.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$13,350	—	—	$13,350
Cash pledged for financial futures contracts	138,480	—	—	138,480
Cash pledged as collateral for OTC derivatives	2,021,668	—	—	2,021,668
Foreign currency at value..	3,887	—	—	3,887

Total	$2,177,385	—	—	$2,177,385

During the year ended October 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

26	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Statement of Assets and Liabilities

October 31, 2015

Assets
Investments at value — unaffiliated (cost — $33,162,017)	$32,170,516
Investments at value — affiliated (cost — $25,108,690)	24,894,989
Cash	13,350
Cash Pledged:
Collateral for OTC derivatives	2,021,668
Financial futures contracts	138,480
Foreign currency at value (cost — $3,994)	3,887
Receivables:
Interest	360,646
Dividends	6,346
Capital shares sold	4,115
Unrealized appreciation on forward foreign currency exchange contracts	55,169
Unrealized appreciation on OTC swaps	39,187
Prepaid expenses	13,527

Total assets	59,721,880

Liabilities
Liabilities:
Investment advisory fees	20,793
Capital shares redeemed	12,414
Investments purchased	6,592
Officer’s and Trustees fees	2,135
Administration fees	1,992
Service and distribution fees	1,105
Other accrued expenses	141,962
Unrealized depreciation on OTC swaps	2,465,230
Variation margin payable on financial futures contracts	17,743

Total liabilities	2,669,966

Net Assets	$57,051,914

Net Assets Consist of
Paid-in capital	$64,033,742
Undistributed net investment income	458,904
Accumulated net realized loss	(3,777,064)
Net unrealized appreciation (depreciation)	(3,663,668)

Net Assets	$57,051,914

Net Asset Value
Institutional — Based on net assets of $54,526,266 and 6,265,966 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.70

Investor A — Based on net assets of $1,628,140 and 187,890 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.67

Investor C — Based on net assets of $897,508 and 104,624 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.58

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	27

Consolidated Statement of Operations

Year Ended October 31, 2015

Investment Income
Interest — unaffiliated	$1,284,845
Dividends — affiliated	168,258

Total income	1,453,103

Expenses
Investment advisory	572,069
Professional	146,757
Administration	27,212
Administration — Institutional	11,280
Administration — Investor A	267
Administration — Investor C	341
Service — Investor A	3,237
Service and distribution — Investor C	16,060
Transfer agent — Institutional	5,737
Transfer agent — Investor A	2,300
Transfer agent — Investor C	3,000
Accounting Services	60,575
Registration	48,812
Printing	38,330
Custodian	10,950
Officer and Trustees	8,433
Miscellaneous	64,513

Total expenses	1,019,873
Less fees waived by the Manager	(176,517)
Less administration fees waived — Institutional	(11,280)
Less administration fees waived — Investor A	(267)
Less administration fees waived — Investor C	(341)
Less transfer agent fees waived and/or reimbursed — Institutional	(5,665)
Less transfer agent fees waived and/or reimbursed — Investor A	(2,274)
Less transfer agent fees waived and/or reimbursed — Investor C	(2,996)

Total expenses after fees waived and/or reimbursed	820,533

Net investment income	632,570

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(329,123)
Financial futures contracts	(101,344)
Foreign currency transactions	(74,200)
Swaps	(2,145,775)

(2,650,442)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(700,859)
Investments — affiliated	(249,227)
Financial futures contracts	(162,856)
Foreign currency translations	55,172
Swaps	(4,064,213)

(5,121,983)

Total realized and unrealized loss	(7,772,425)

Net Decrease in Net Assets Resulting from Operations	$(7,139,855)

See Notes to Consolidated Financial Statements.

28	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$632,570	$267,273
Net realized gain (loss)	(2,650,442)	593,910
Net change in unrealized appreciation (depreciation)	(5,121,983)	1,298,991

Net increase (decrease) in net assets resulting from operations	(7,139,855)	2,160,174

Distributions to Shareholders From[1]
Net investment income:
Institutional	(336,028)	(418,234)
Investor A	(3,973)	(1,158)
Investor C	—	(613)

Decrease in net assets resulting from distributions to shareholders	(340,001)	(420,005)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	9,872,790	4,244,374

Net Assets
Total increase in net assets	2,392,934	5,984,543
Beginning of year	54,658,980	48,674,437

End of year	$57,051,914	$54,658,980

Undistributed net investment income, end of year	$458,904	$262,368

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	29

Consolidated Financial Highlights

	Institutional
	Year Ended October 31,		Period May 16, 2013[1] to October 31,
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$9.84	$9.53	$10.00

Net investment income[2]	0.11	0.05	0.05
Net realized and unrealized gain (loss)	(1.19)	0.34	(0.52)

Net increase (decrease) from investment operations	(1.08)	0.39	(0.47)

Distributions from net investment income[3]	(0.06)	(0.08)	—

Net asset value, end of period	$8.70	$9.84	$9.53

Total Return[4]
Based on net asset value	(10.97)%	4.18%	(4.70)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.74%	2.01%	1.92%[7,8]

Total expenses after fees waived and/or reimbursed	1.40%	1.40%	1.40%[7]

Net investment income	1.14%	0.56%	1.08%[7]

Supplemental Data
Net assets, end of period (000)	$54,526	$51,671	$48,532

Portfolio turnover rate[9]	34%	37%	12%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods are determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for the year ended October 31, 2015 and 0.12% for the year ended October 31, 2014 and period ended October 31, 2013.

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.97%.

[9]	Excludes investments underlying the total return swaps.

See Notes to Consolidated Financial Statements.

30	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Consolidated Financial Highlights (continued)

	Investor A
	Year Ended October 31,		Period May 16, 2013[1] to October 31,
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$9.81	$9.52	$10.00

Net investment income[2]	0.10	0.02	0.04
Net realized and unrealized gain (loss)	(1.19)	0.35	(0.52)

Net increase (decrease) from investment operations	(1.09)	0.37	(0.48)

Distributions from net investment income[3]	(0.05)	(0.08)	—

Net asset value, end of period	$8.67	$9.81	$9.52

Total Return[4]
Based on net asset value	(11.15)%	3.90%	(4.80)%[5]

Ratios to Average Net Assets[6]
Total expenses	2.15%	2.54%	2.63%[7,8]

Total expenses after fees waived and/or reimbursed	1.65%	1.65%	1.65%[7]

Net investment income	1.02%	0.23%	0.82%[7]

Supplemental Data
Net assets, end of period (000)	$1,628	$698	$71

Portfolio turnover rate[9]	34%	37%	12%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods are determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for the year ended October 31, 2015 and 0.12% for the year ended October 31, 2014 and period ended October 31, 2013.

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.

[9]	Excludes investments underlying the total return swaps.

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	31

Consolidated Financial Highlights (concluded)

	Investor C
	Year Ended October 31,		Period May 16, 2013[1] to October 31,
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.49	$10.00

Net investment income (loss)[2]	(0.01)	(0.05)	0.00 [3]
Net realized and unrealized gain (loss)	(1.14)	0.34	(0.51)

Net increase (decrease) from investment operations	(1.15)	0.29	(0.51)

Distributions from net investment income[4]	—	(0.05)	—

Net asset value, end of period	$8.58	$9.73	$9.49

Total Return[5]
Based on net asset value	(11.82)%	3.14%	(5.10)%[6]

Ratios to Average Net Assets[7]
Total expenses	2.91%	3.25%	3.43%[8,9]

Total expenses after fees waived and/or reimbursed	2.40%	2.40%	2.40%[8]

Net investment income (loss)	(0.10)%	(0.57)%	0.06%[8]

Supplemental Data
Net assets, end of period (000)	$898	$2,290	$71

Portfolio turnover rate[10]	34%	37%	12%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods are determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for the year ended October 31, 2015 and 0.12% for the year ended October 31, 2014 and period ended October 31, 2013.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.47%.

[10]	Excludes investments underlying the total return swaps.

See Notes to Consolidated Financial Statements.

32	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Market Allocation Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified under the 1940 Act.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended October 31, 2015, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income,

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	33

Notes to Consolidated Financial Statements (continued)

including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s consolidated financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may

34	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Notes to Consolidated Financial Statements (continued)

not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	35

Notes to Consolidated Financial Statements (continued)

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swap agreements to obtain exposure to a portfolio of long and short securities without owning such securities. Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long and short equity. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and a portion

36	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Notes to Consolidated Financial Statements (continued)

of dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. A change in the market value of a total return swap is included in change in unrealized appreciation (depreciation) on swaps in the Consolidated Statement of Operations. Positions within the swap are reset periodically, and financing fees are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing fees become available for cash settlement between the Fund and the swap counterparty. The amounts that are available for cash settlement are included in unrealized gains (losses) on swaps in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) between the Fund and the counterparty. Certain swaps have no stated expiration and can be terminated by either party at any time.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an ISDA Master Agreement or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	37

Notes to Consolidated Financial Statements (continued)

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly- owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94%
$3 Billion — $5 Billion	0.90%
$5 Billion — $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. The Manager has contractually agreed to waive its advisory fees on assets estimated to be attributed to investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any. For the year ended October 31, 2015, the Fund waived $43,067, which is included in fees waived by the Manager in the Consolidated Statement of Operations.

The Manager, with respect to the Fund, entered into separate sub-advisory agreements with BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), each an affiliate of the Manager. The Manager pays the Sub-Advisors for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

Effective January 1, 2015, the Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, State Street Bank and Trust Company and the Manager acted as co-administrators for the Fund. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the

38	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Notes to Consolidated Financial Statements (continued)

Consolidated Statement of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee – Class Specific
First $500 Million	0.075%	0.025%
$500 Million — $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

In addition, the administrators may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived — class specific in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Expense Limitation
Institutional	1.40%
Investor A	1.65%
Investor C	2.40%

For the year ended October 31, 2015, the Manager waived $133,450, which is included in fees waived by the Manager in the Consolidated Statement of Operations. This contractual waiver may be reduced or discontinued at any time without notice.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2016 unless approved by the Board, including a majority of the independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.

These amounts are included in fees waived by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On October 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2016	2017
Fund level	$276,538	$133,450
Institutional	$13,572	$16,945
Investor A	$873	$2,541
Investor C	$2,361	$3,337

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	39

Notes to Consolidated Financial Statements (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund which were subject to recoupment by the Manager, expired on October 31, 2015:

Fund level	$88,195
Institutional	$5,354
Investor A	$103
Investor C	$92

For the year ended October 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,576.

For the year ended October 31, 2015, affiliates received CDSCs of $1,364 for the Fund’s Investor C Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the year ended October 31, 2015, purchases and sales of investments, excluding short-term securities, were $18,918,847 and $11,403,647, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the two years ended October 31, 2015 and the period ended October 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(96,033)
Accumulated net realized loss	$96,033

The tax character of distributions paid was as follows:

	10/31/15	10/31/14
Ordinary income	$340,001	420,005

Total	$340,001	420,005

As of period end, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$514,073
Capital loss carryforwards	(19,867)
Net unrealized losses[1]	(7,476,034)

Total	$(6,981,828)

[1]

The differences between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

40	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Notes to Consolidated Financial Statements (continued)

As of period end, the Fund had a capital loss carryforward of $19,867, with no expiration date, available to offset future realized capital gains.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$62,027,662

Gross unrealized appreciation	$367,279
Gross unrealized depreciation	(5,329,436)

Net unrealized depreciation	$(4,962,157)

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	41

Notes to Consolidated Financial Statements (continued)

shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

As of period end, the Fund’s investments had the following industry classifications:

	Percent of Total Investments
Industry	Long		Short		Total
Banks	5%		1%		6%
Technology Hardware & Equipment	4		2		6
Telecommunication Services	4		2		6
Food, Beverage & Tobacco	4		1		5
Oil, Gas & Consumable Fuels	3		1		4
Pharmaceuticals, Biotechnology & Life Sciences	3		—		3
Semiconductors & Semiconductor Equipment	3		—		3
Real Estate Management & Development	2		2		4
Retailing	1		2		3
Industrial Conglomerates	2		1		3
Internet Software & Services	2		1		3
Metals & Mining	2		1		3
Transportation	2		—		2
Diversified Financial Services	1		1		2
Other	37	[1]	10	[2]	47

Total	75%		25%		100%

[1]	Consists of Foreign Government Obligations (17%). Investment Companies (2%) with the remainder consisting of other industries that were each 1% or less of total investments (18%).
[2]	All other industries held were each 1% or less of total investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,449,077	$13,792,309	203,220	$1,975,469
Shares issued in reinvestment of distributions	899	8,237	235	2,148
Shares redeemed	(435,195)	(3,856,587)	(45,465)	(441,872)

Net increase	1,014,781	$9,943,959	157,990	$1,535,745

Investor A
Shares sold	200,735	$1,913,242	133,990	$1,250,374
Shares issued in reinvestment of distributions	421	3,850	106	969
Shares redeemed	(84,482)	(776,216)	(70,299)	(648,259)

Net increase	116,674	$1,140,876	63,797	$603,084

Investor C
Shares sold	73,566	$702,667	228,616	$2,113,145
Shares issued in reinvestment of distributions	—	—	52	473
Shares redeemed	(204,283)	(1,914,712)	(859)	(8,073)

Net increase (decrease)	(130,717)	$(1,212,045)	227,809	$2,105,545

Total Net Increase	1,000,738	$9,872,790	449,596	$4,244,374

42	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Notes to Consolidated Financial Statements (concluded)

At October 31, 2015, the following shares of the Fund were owned by affiliates:

Institutional	5,091,436
Investor A	2,500
Investor C	2,500

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	43

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Market Allocation Portfolio and Board of Trustees of BlackRock FundsSM:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Emerging Market Allocation Portfolio and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Emerging Market Allocation Portfolio and Subsidiary as of October 31, 2015, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2015

44	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Market Allocation Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category and certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, the Fund ranked in the first and second quartiles, respectively, against its Lipper Performance Universe. The Board also noted a comparison of Fund performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Fund’s objective.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive its management fee on assets attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	49

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Fund’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustee[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

50	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock Asset Management North Asia Limited Hong Kong, China BlackRock (Singapore) Limited 079912 Singapore	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022
Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2015	53

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-10/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Allocation Portfolio	$64,825	$59,464	$0	$0	$20,000	$15,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Allocation Portfolio	$20,000	$15,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: January 4, 2016

5